UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the
Securities Exchange Act of 1934
(Amendment No.   )

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Summit Materials, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Letter from the Chairman

To Our Valued Investors:

On behalf of the Summit Materials Board of Directors and executive officers, it is my pleasure to invite you to our 2019 Annual Meeting of Stockholders.

While 2018 was a challenging year for Summit, we continued to make progress toward our strategic objective to become a premier vertically-integrated heavy-side materials company. Our independent and diverse Board is committed to effective oversight, sound corporate governance, and stockholder engagement as we work with management to improve the Company's performance in 2019 and drive growth in revenue and earnings. Most importantly, we are fully aligned with you, our stockholders, and are deeply committed to delivering the financial performance that you expect from the Company.

The Board is actively engaged to support the Company's efforts to improve performance. We meet monthly with the management team to discuss operations, capital structure and expenditures, and strategic focus including acquisitions, talent planning and incentive programs. Consistent with our focus on aligning management's compensation with shareholder value creation, the Board determined not to pay bonuses to named executive officers under the Company's short-term incentive program in light of our 2018 financial performance.

The Board is committed to ongoing refreshment of our membership to ensure we benefit from new perspectives and diverse experience and expertise. To that end, we added two new directors in 2018, Anne Cooney and Sue Ellerbusch. Through her leadership roles with the General Electric Company, Aladdin Industries and Siemens, Anne brings a breadth and depth of experience in operations management, sourcing, and marketing. Sue's management of Air Liquide's U.S. business, including its Large Industrials and Electronics divisions, has afforded her operational expertise that is an invaluable asset to the Company. All of the directors on our Board are independent, except for our CEO, and 33 percent are female, with five new independent directors added during the past three years.

We also firmly believe that our long-term success includes being stewards of the environment and active participants in the communities in which we do business. We continued to make progress in 2018 on this commitment to environmental and social responsibility. We recycled 890,000 tons of asphalt pavement and shingles and returned 15.2 million pounds of household recyclables to the market. We continued our partnership with the Wildlife Habitat Council to support biodiversity and educational programs on our properties, including 1,700 acres that are certified under the Council's standards at the end of 2018. We are also proud to share that our Hannibal Cement Plant earned the U.S. EPA's Energy Star certification in November 2018, signifying the facility performs in the top 25 percent of similar facilities for energy efficiency. Our two cement plants offset 43 percent of their total energy use in 2018 by using waste products as fuel.

Additionally, we pride ourselves on offering a safe work environment while striving to be a good corporate citizen in our local communities. Our world-class safety program continued to create a culture where safety is everyone's job and delivered an injury rate of only .013 lost time injuries per 200,000 man-hours worked in 2018, the lowest in our Company's history.

We want our stockholders to know that we believe in active dialogue with them. Earlier this year, our Board leadership conducted a governance roadshow that included conversations with investors representing approximately 30 percent of our stockholders base. We appreciated the opportunity to talk to many of you, in order to better understand how you make your investment decisions and hear your ideas for value creation and enhanced governance at Summit.

I encourage you to read the CEO Letter, Annual Report and Proxy Statement, and to please follow through on the instructions for voting to ensure that your voice is heard at our Annual Meeting. On behalf of the Board of Directors, I thank you for your continued support as we work to deliver improved performance in 2019 and continue to build a leading heavy-side materials business. We look forward to great things to come.

Sincerely,

Howard L. Lance Chairman of the Board of Directors, Summit Materials, Inc.

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 22, 2019

The 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Summit Materials, Inc. ("Summit Materials" or the "Company") will be held at 8:00 a.m., Eastern Time, on Wednesday, May 22, 2019, at the offices of Greenberg Traurig, 777 South Flagler Drive, Suite 300 East, West Palm Beach, FL 33401 for the following purposes:

1	To elect the three nominees for director, named in the attached Proxy Statement (the "Proxy Statement") to serve until the 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualified;
2	To approve, on a nonbinding advisory basis, the compensation of our named executive officers ("NEOs"), as disclosed in the Proxy Statement;
3	To ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for our fiscal year ending December 28, 2019; and
4	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends you vote (i) "FOR" the election of each of the nominees to the Board; (ii) "FOR" the approval, on a nonbinding advisory basis, of the compensation of our NEOs, as disclosed in the Proxy Statement; and (iii) "FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm.

The Board of Directors has fixed March 25, 2019 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. This Notice of 2019 Annual Meeting of Stockholders, Proxy Statement and form of proxy are being distributed and made available on or about April 4, 2019.

By Order of the Board of Directors

Anne Lee Benedict Executive Vice President, Chief Legal Officer and Secretary

Denver, Colorado
April 4, 2019

WHO WE ARE
Summit Materials is an integrated supplier of paving and heavy-side construction materials and products such as aggregates, cement, ready-mix concrete and asphalt.

We focus on acquiring, integrating and improving construction materials companies in favorable markets by providing them access to capital, IT resources, performance optimization practices and a proven management team. We believe this decentralized model allows us to obtain the benefits of real, locally invested entrepreneurs and the expertise and economies of scale of a larger entity.

We provide over 6,000 jobs and believe our human capital is one of our most important assets. We support our employees with:
  •
  Health insurance and wellness programs

  •
  Training programs that have resulted in thousands of hours logged

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  An excellent safety track record

  •
  Robust community engagement including support for local STEM education projects

Our geographic and end-user diversification and vertical integration help us withstand market cycles:
  •
  We operate in 23 states and one Canadian province

  •
  Our end market base is roughly one third state infrastructure-related and two thirds residential and non-residential related (based on net revenues)

We focus on sustainability to secure a stable and profitable future:
  •
  43% of our cement plants' energy came from alternative waste fuel sources in 2018

  •
  Environmental programs support profitability:

  o
  Used ~890,000 tons of recycled asphalt and shingles in 2018

  o
  Recycled more than 15 million pounds of waste at our Lawrence, Kansas recycling facility in 2018

  o
  Maintained six conservation programs certified by the Wildlife Habitat Council

  •
  Our Hannibal, Missouri cement plant achieved ENERGY STAR certification in 2016 and 2018, which signifies performance in the top 25 percent of similar facilities nationwide for energy efficiency

  •
  Our vendor code of conduct, human rights, and environmental policies govern our interactions with our stakeholders

  •
  In 2018, we launched our sustainability website (summit-materials.com/sustainability/) which describes our deep commitment to the environment and communities in which we operate

2018 PERFORMANCE

Significant external drivers influence our performance. A number of these combined in 2018 to make it a challenging year:
  •
  Cost increases exceeded pricing gains

  •
  Competitive pressures intensified in the cement market

  •
  Extreme weather negatively affected the production and sales volumes of our products and the delivery of our services

  •
  A number of non-recurring expenses occurred in one calendar year

However, in 2018 we also increased net revenue by 9.0% as compared to 2017, completed 13 acquisitions and had earnings per basic share of $0.30. We manage for sustainable results and are optimistic about 2019.

OUR GOVERNANCE
  •
  Separate independent Chairman and CEO

  •
  33% of Board members are female

  •
  Age diversity on Board; short average tenure; no over-boarded directors

  •
  Board includes senior operational and financial executives, technology expertise and supply chain and marketing expertise

OUR BOARD OF DIRECTORS

ITEM 1

ELECTION OF DIRECTORS

Our Board currently has nine seats, divided into three classes: Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors.

  •
  Our Class I directors are Thomas W. Hill, Joseph S. Cantie and Anne M. Cooney, and their terms will expire at this Annual Meeting.

  •
  Our Class II directors are Ted A. Gardner, John R. Murphy and Steven H. Wunning, and their terms will expire at the 2020 Annual Meeting.

  •
  Our Class III directors are Howard L. Lance, Anne K. Wade and Susan A. Ellerbusch, and their terms will expire at the 2021 Annual Meeting.

The Board proposes that Messrs. Hill and Cantie and Ms. Cooney be reelected to Class I for new terms of three years each. Each nominee for director will, if elected, continue in office until the 2022 Annual Meeting and until the director's successor has been duly elected and qualified, or until the earlier of the director's death, resignation or removal. The proxy holders named on the proxy card intend to vote the proxy (if you are a stockholder of record) for the election of each of these nominees, unless you indicate on the proxy card that your vote should be withheld for any of the nominees. Under Securities and Exchange Commission ("SEC") rules, proxies cannot be voted for a greater number of persons than the number of nominees named.

Each nominee has consented to be named as a nominee in this Proxy Statement and to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee, unless the Board chooses to reduce the number of directors serving on the Board.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE

Who We Are

We, the members of your Board of Directors, take seriously our jobs of overseeing Summit Materials on your behalf and on behalf of our employees, customers, suppliers and the other stakeholders, all of whom uniquely matter to us.

The Board has nominated three directors to be elected at the Annual Meeting to each serve for three-year terms ending with the 2022 Annual Meeting of Stockholders and until a successor is duly elected and qualified, or until the earlier of the director's death, resignation or removal. Each nominee is currently a director of the Company and has agreed to serve if elected. The age shown below for each director is as of May 22, 2019, which is the date of the Annual Meeting.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 1

Nominees for Director Whose Terms Expire at the 2019 Annual Meeting

Thomas W. Hill Founder, President & CEO, Summit Materials Age: 63 Director since 2009 BOARD COMMITTEES N/A OTHER BOARDS • Previously, CRH plc

Thomas W. Hill is the founder of Summit Materials and has been President and Chief Executive Officer since its inception, and he has been a member of the Board of Directors since August 2009.

Career Highlights

•

Founder of Summit Materials and has served as President and Chief Executive Officer since its inception

•

Chief Executive Officer, Oldcastle, Inc. (2006-2008)

•

Ran the Materials division of Oldcastle (1992-2006)

Skills / Experience

•

Leadership experience

•

Extensive knowledge of industry

Education

•

BA in Economics and History, Duke University

•

MBA, Trinity College in Dublin, Ireland

Also...

Served as Chairman of the American Road and Transportation Builders Association during congressional consideration of the multiyear transportation bill "SAFETEA LU" and remains active with its Executive Committee. Mr. Hill has also been Treasurer of both the National Asphalt Pavement Association and the National Stone Association.

2 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Joseph S. Cantie Age: 55 Director since 2016 BOARD COMMITTEES • Audit OTHER BOARDS • TopBuild Corp • Delphi Technologies PLC

Joseph S. Cantie is the former Executive Vice President and Chief Financial Officer of ZF TRW, a division of ZF Friedrichshafen AG, a global automotive supplier, a position he held from May 2015 until January 2016.

Career Highlights

•

Executive Vice President and Chief Financial Officer of TRW Automotive Holdings Corp., which was acquired by ZF Industries in May 2015 (2003-2015)

•

Various executive positions at TRW Automotive Holdings Corp. (1999-2003)

•

Various executive positions, including Vice President and Controller of LucasVarity Plc (1996-1999)

Skills / Experience

•

Financial and operating experience

•

Extensive knowledge of the industrial sector

Education

•

BS, State University of New York at Buffalo

Also...

Mr. Cantie spent 10 years at KPMG and is a certified public accountant.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 3

Anne M. Cooney

Age: 59

Director since 2018

BOARD COMMITTEES

•

Compensation

•

Nominating and Corporate Governance

OTHER BOARDS

•

The Manitowoc Company, Inc.

•

Previously, Machinery and Allied Products Institute

Anne M. Cooney is the former President of the Process Industries and Drives Division of Siemens Industry, Inc., a division of Siemens AG, a multinational conglomerate primarily engaged in industrial engineering, electronics, energy, healthcare and infrastructure activities, a position she held from October 2014 until her retirement in December 2018.

Career Highlights

•

President, Process Industries and Drives Division of Siemens Industry, Inc. (2014-2018)

•

Chief Operating Officer for Siemens Healthcare's Diagnostics division (2011-2014)

•

President, Drives Technologies Division, Siemens Industry, Inc. (2009-2011)

Skills / Experience

•

Leadership experience

•

Management and operational experience

Education

•

BS in Industrial Management, Gannon University

•

MBA, Emory University

Also...

Ms. Cooney continues to provide consulting services to Siemens on an ad hoc basis.

Other...

Ms. Cooney was initially recommended to the Nominating and Corporate Governance Committee to join the Board by a third-party search firm that was retained by the Nominating and Corporate Governance Committee.

4 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Directors Whose Terms Expire at the 2020 Annual Meeting

Ted A. Gardner

Co-Founder & Managing Partner, Silverhawk Capital Partners

Age: 61

Director since 2009

BOARD COMMITTEES

•

Nominating and Corporate Governance (Chairman)

•

Compensation

OTHER BOARDS

•

Kinder Morgan, Inc.

•

Incline Energy Partners, LP

•

Spartan Energy Partners

Ted A. Gardner is a Co-Founder and Managing Partner of Silverhawk Capital Partners since 2005.

Career Highlights

•

Managing Partner of Wachovia Capital Partners (formerly, First Union Capital Partners) (1989-2002)

Skills / Experience

•

Business expertise

•

Extensive leadership experience

•

Private equity investing experience

•

Public company board experience

Education

•

BA in Economics, Duke University

•

JD and MBA, University of Virginia

Also...

Mr. Gardner was a director and Chairman of the Compensation Committee of Kinder Morgan, Inc. from 1999 to 2007, a director and the Chairman of the Audit Committee of Encore Acquisition Company from 2001 to 2010, a director of Kinder Morgan Energy Partners from 2011 to 2014 and a director and Chairman of the Audit Committee of Athlon Energy, Inc. from 2013 to 2014.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 5

John R. Murphy Age: 68 Director since 2012 BOARD COMMITTEES • Audit (Chairman) • Nominating and Corporate Governance OTHER BOARDS • O'Reilly Automotive, Inc. • DJO Global Inc. • Alight Solutions, LLC

John R. Murphy served as Summit Materials' Interim Chief Financial Officer from January 2013 to May 2013 and from July 2013 to October 2013.

Career Highlights

•

Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation (2009-2010)

•

Various senior management roles, including Chief Financial Officer and President and Chief Operating Officer and as President and Chief Executive Officer, of Accuride Corporation (1998-2008)

Skills / Experience

•

Financial expertise

•

Management experience

Education

•

BS in Accounting, Pennsylvania State University

•

MBA, University of Colorado

Also...

Mr. Murphy is a Certified Public Accountant.

Other...

Accuride Corporation filed for Chapter 11 bankruptcy protection in October 2009 and emerged in 2010.

6 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Steven H. Wunning

Age: 68

Director since 2016

BOARD COMMITTEES

•

Compensation (Chairman)

•

Nominating and Corporate Governance

OTHER BOARDS

•

The Sherwin Williams Company

•

Kennametal Inc.

•

Black & Veatch Holding Company

•

Neovia Logistics Services, LLC

Steven H. Wunning served as Group President and Executive Office Member for Caterpillar Inc. ("Caterpillar") from January 2004 until his retirement in February 2015. He joined Caterpillar in 1973.

Career Highlights

•

Group President and Executive Office Member for Caterpillar from January 2004 until his retirement in February 2015.

•

Various executive positions at Caterpillar, including Vice President, Logistics Division from January 2000 to January 2004 and Vice President, Logistics & Product Services Division from November 1998 to January 2000.

Skills / Experience

•

Extensive board and management experience

•

Industrial and building products industry expertise

Education

•

BS in Metallurgical Engineering from Missouri University of Science and Technology

•

MBA, University of Illinois Urbana-Champaign

Also...

Mr. Wunning serves on the Board of Trustees of Missouri University of Science and Technology.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 7

Directors Whose Terms Expire at the 2021 Annual Meeting

Howard L. Lance

Age: 63

Director since 2012

Chairman since 2013

BOARD COMMITTEES

•

Compensation

•

Nominating and Corporate Governance

OTHER BOARDS

•

Change Healthcare, Inc.

•

Previously, Maxar Technologies Ltd.

•

Previously, Harris Corporation

Howard L. Lance is the former President and Chief Executive Officer of Maxar Technologies Inc., formerly known as MacDonald, Dettwiler and Associates Ltd., a global communications and information company, a position he held from May 2016 until January 2019.

Career Highlights

•

President and Chief Executive Officer, Maxar Technologies Inc. (2016-Jan 2019)

•

Executive Advisor to The Blackstone Group L.P. (2012-2016)

•

President & CEO, Harris Corporation (2003-2011)

Skills / Experience

•

Leadership experience

•

Extensive management and operational experience

Education

•

BS in Industrial Engineering, Bradley University

•

MS in Management from the Krannert School of Management at Purdue University

Also...

Before joining Harris Corporation, Mr. Lance was co-president of NCR Corporation and Chief Operating Officer of its Retail and Financial Group. Previously, he spent 17 years with Emerson Electric Co., where he held senior management positions including Executive Vice President of its Electronics and Telecommunications segment, Chief Executive Officer and director of its Astec electronics subsidiary in Hong Kong, Group Vice President of its Climate Technologies segment and President of its Copeland Refrigeration division.

8 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Anne K. Wade Partner, Leaders' Quest Age: 47 Director since 2016 BOARD COMMITTEES • Audit OTHER BOARDS • John Laing Group plc • Big Society Capital Ltd. • Previously, Holcim Ltd.

Anne K. Wade is currently a partner at Leaders' Quest, an organization focused on culture, values, and driving social and financial impact in major corporations.

Career Highlights

•

Co-Director of the BankingFutures initiative in the UK

•

Senior Vice President and Director, Capital International, a part of the Capital Group Companies (1995-2012)

Skills / Experience

•

Financial and investing experience

•

Extensive knowledge of infrastructure sectors

Education

•

BA, magna cum laude, Harvard University

•

MS, London School of Economics

Also...

Ms. Wade is a Member of the Board of Trustees of the Heron Foundation in New York.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 9

Susan A. Ellerbusch CEO, Air Liquide USA LLC Age: 51 Director since 2018 BOARD COMMITTEES • Audit OTHER BOARDS • N/A

Since June 2017, Susan A. Ellerbusch has served as Chief Executive Officer of Air Liquide USA LLC, the U.S. subsidiary of Air Liquide S.A., a world leader in gases, technologies and services for industry and health, with a presence in 80 countries and more than 3 million customers and patients.

Career Highlights

•

President, Air Liquide Large Industries U.S. (September 2015-June 2017)

•

Various executive positions, including President, BP Biofuels North America from 2008 to 2015

Skills / Experience

•

Management and operational experience

•

Extensive knowledge of chemicals and energy industries

Education

•

BS in genetics, University of Illinois Urbana-Champaign

•

MBA, University of Illinois Chicago

Also...

As head of Air Liquide's operations in the U.S., Ms. Ellerbusch leads the company's Large Industries and Electronics businesses.

Other...

Ms. Ellerbusch was initially recommended to the Nominating and Corporate Governance Committee to join the Board by a third-party search firm that was retained by the Nominating and Corporate Governance Committee.

Director Resignation

Neil P. Simpkins resigned from the Board effective December 29, 2018. We thank Mr. Simpkins for his invaluable service.

10 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Board Organization

Good corporate governance at Summit Materials starts at the top—with how we, as a Board, are governed. We believe our board governance incorporates each of the best-practice standards for independence:

  •
  We have an independent board chairman

  •
  All members of all of our committees are independent

  •
  All our non-employee directors are independent

  •
  All directors may request that items be added to the Board's agenda or the agenda of any committee on which they serve

Director Independence Determination

Under our Corporate Governance Guidelines and the NYSE corporate governance rules for listed companies, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line test for independence set forth by the NYSE rules. Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE rules. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually. In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.

Our Board has affirmatively determined that each of Messrs. Cantie, Gardner, Lance, Murphy, and Wunning and each of Mss. Cooney, Ellerbusch and Wade is independent, and Mr. Simpkins, who served as a director during 2018, was independent, under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NYSE rules, including with respect to applicable committee membership. Our Board also has determined that each of the members of the Audit Committee, Messrs. Cantie and Murphy and Mss. Ellerbusch and Wade, is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

In making its independence determinations, the Board considered and reviewed all information known to it, including information identified through annual directors' questionnaires.

Board Leadership

The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company. The Board's responsibility is one of oversight, and in performing its oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with our stockholders.

In accordance with our Corporate Governance Guidelines, the Board selects the Company's Chairman and the Company's CEO in any way it considers in the best interests of the Company and, accordingly, does not have a policy on whether the roles of Chairman and CEO should be separate or combined and, if separate, whether the Chairman should be selected from the independent directors. We believe that the separation of the Chairman of the Board and CEO positions is appropriate corporate governance for us at this time. Accordingly, Mr. Lance serves as the Chairman of the Board while Mr. Hill serves as our CEO. Our Board believes that this structure best encourages the free and open dialogue of differing views and provides for strong checks and balances.

Corporate Governance Documents

Our investor relations website at investors.summit-materials.com/govdocs, "Governance Documents," has additional information on our board governance and corporate governance, including our Corporate Governance Guidelines, our Code of Business Conduct and Ethics; and the charters approved by the Board for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Board Meetings and Committees

The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2018, there were seven meetings of the Board. Each director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 11

number of meetings held by all committees on which he or she served (during the periods that he or she served) during 2018. In addition, directors are expected to make every effort to attend any meetings of stockholders. All of our directors attended the 2018 Annual Meeting of Stockholders.

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee (collectively, the "Committees"). The Committees keep the Board informed of their actions and assist the Board in fulfilling its oversight responsibility to stockholders. The table below provides current membership information as well as meeting information for the last fiscal year.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Thomas W. Hill

Howard L. Lance*		•	•

Joseph S. Cantie	•

Anne M. Cooney		•	•

Susan A. Ellerbusch	•

Ted A. Gardner		•	Chair

John R. Murphy	Chair		•

Anne K. Wade	•

Steven H. Wunning		Chair	•

Total Meetings in 2018	6	3	4

*
Independent chairman of the Board.

The functions performed by these Committees, which are set forth in more detail in their charters, are summarized below.

Audit Committee

Our Audit Committee consists of Messrs. Murphy and Cantie and Mss. Ellerbusch and Wade, with Mr. Murphy serving as chair.

Our Audit Committee is responsible for, among other things:

  •
  selecting and hiring our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

  •
  assisting the Board in evaluating the qualifications, performance and independence of our independent registered public accounting firm;

  •
  assisting the Board in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;

  •
  assisting the Board in monitoring our compliance with legal and regulatory requirements;

  •
  reviewing the adequacy and effectiveness of our internal control over financial reporting;

  •
  assisting the Board in monitoring the performance of our internal audit function;

  •
  reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

  •
  establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

  •
  preparing the Audit Committee Report that the rules and regulations of the SEC require to be included in our annual proxy statement.

12 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Audit Committee Member Independence; Financial Literacy; Financial Expert

	Independent under NYSE governance standards and Rule 10A-3 of Exchange Act	Financially Literate	Audit Committee Financial Expert

John R. Murphy (Chair)	✓	✓	✓

Joseph S. Cantie	✓	✓	✓

Anne K. Wade	✓	✓

Susan A. Ellerbusch	✓	✓

Compensation Committee

Our Compensation Committee consists of Messrs. Wunning, Gardner and Lance and Ms. Cooney, with Mr. Wunning serving as chair.

Our Compensation Committee is responsible for, among other things:

  •
  reviewing and approving or making recommendations to the Board with respect to, corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating his/her performance in light of those goals and objectives and determining and approving his/her compensation level based on such evaluation;

  •
  reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers, including annual base salary, bonus, equity-based incentives and other benefits;

  •
  reviewing and recommending the compensation of our directors;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis" disclosure required by SEC rules;

  •
  preparing the Compensation Committee Report required by the SEC to be included in our annual proxy statement; and

  •
  reviewing and making recommendations with respect to our equity compensation plans.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Gardner, Lance, Murphy, and Wunning and Ms. Cooney, with Mr. Gardner serving as chair.

Our Nominating and Corporate Governance Committee is responsible for, among other things:
  •
  assisting our Board in identifying prospective director nominees and recommending nominees to the Board;

  •
  overseeing the evaluation of the Board and management;

  •
  reviewing and advising the Board on developments in corporate governance practices;

  •
  developing and recommending a set of corporate governance guidelines; and

  •
  recommending members for each committee of our Board.

Director Nominations

The Nominating and Corporate Governance Committee identifies individuals believed to be qualified as candidates to serve on the Board and selects, or recommends that the Board select, the nominees for all directorships to be filled by the Board or by our stockholders at an annual or special meeting.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 13

In identifying candidates for membership on the Board, the Committee takes into account all factors it considers appropriate, which may include:

  •
  individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially; and

  •
  all other factors the Committee considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board.

Although the Nominating and Corporate Governance Committee considers diversity of viewpoints, background and experiences, the Company does not have a formal diversity policy. The Committee also may consider the extent to which the candidate would fill a present need on the Board. When evaluating whether to re-nominate existing directors, the Committee considers matters relating to the retirement of current directors, as well as the performance of such directors.

The Nominating and Corporate Governance Committee evaluates director candidates recommended by stockholders on the same basis as it considers other nominees. Any recommendation submitted to the Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and the written consent of the candidate to serve as one of our directors, if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202. All recommendations for nomination received by the Secretary that satisfy the requirements of our Amended and Restated Bylaws (the "Bylaws") relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Please see the section entitled "Future Shareholder Proposals and Nominations" for information regarding the advance notice provisions applicable to stockholder director nominations set forth in our Bylaws.

Compensation Committee Interlocks and Insider Participation

During 2018, the members of the Compensation Committee were Messrs. Simpkins, Lance, Gardner and Wunning and Ms. Cooney, none of whom was, during the fiscal year, an officer or employee of the Company and none of whom has ever served as an officer of the Company. During 2018, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Compensation Committee or the Board.

14 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Board Operations

As a Board, we believe that the practices we follow and the guidelines we adopt governing how we operate set an important tone at the top. Among other things we:

  •
  meet regularly as a Board

  •
  meet periodically in executive session of our independent directors

  •
  have the authority to retain independent advisors

  •
  enable directors to have access to management

  •
  limit the number of public company boards on which directors may serve

  •
  expect our directors as well as our executives to meet our stock ownership guidelines

  •
  prohibit our directors and senior executives from taking specified hedging and pledging actions with Summit Materials stock

Executive Sessions and Communications with Directors

The Board's independent directors meet at regularly scheduled executive sessions without management present. Mr. Lance presides at executive sessions of independent directors.

Stockholders and other interested parties may communicate with the Board by writing to the Chief Legal Officer, Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202. Written communications may be addressed to the Chairman of the Board, the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management or independent directors as a group. The Chief Legal Officer will forward such communications to the appropriate party.

Risk Oversight

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews guidelines and policies governing the process by which senior management assesses and manages the Company's exposure to risk, including the Company's major financial and operational risk exposures and the steps management takes to monitor and control such exposures. The Compensation Committee oversees risks relating to the Company's compensation policies and practices. Each committee charged with risk oversight reports to the Board on those matters.

With respect to cybersecurity risk oversight, our Board and our Audit Committee receive updates from our information technology team to assess the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. In addition to such updates, our Board and our Audit Committee receive updates from management as to changes to the Company's cybersecurity risk profile or significant newly identified risks.

The Board oversees environmental risk factors and receives regular updates from management and our sustainability team on the Company's environmental risk profile and key risk mitigating initiatives.

Code of Ethics

Our Code of Business Conduct and Ethics applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions and is posted on our website. Our Code of Business Conduct and Ethics is a "code of ethics," as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our website. The information contained on, or accessible from, our website is not part of this Proxy Statement by reference or otherwise.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 15

Director Compensation

In 2018, all of the Company's non-employee directors (except for Mss. Cooney and Ellerbusch) received annual cash compensation of $100,000. Mss. Cooney and Ellerbusch each received a prorated amount for their partial year of service equal to $39,493. The chairperson of the Board received an additional $150,000 in cash compensation. The respective chairpersons of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (unless such chairperson is also the chairperson of the Board) received an additional $15,000, $10,000 and $10,000, respectively. Directors who were not employed by us may also receive compensation, from time to time, for service on any special committees of the Board. We reimburse our directors for any reasonable expenses incurred by them in connection with services provided in such capacity.

In addition, during 2018, all of the Company's non-employee directors received an annual award of RSUs valued at $125,000. A grant of 3,994 RSUs was made to each of Messrs. Lance, Cantie, Gardner, Murphy, Simpkins, and Wunning and Ms. Wade on February 28, 2018 and a grant of 5,137 RSUs was made to each of Mss. Cooney and Ellerbusch on August 9, 2018. The RSUs were granted under the Summit Materials, Inc. 2015 Omnibus Incentive Plan (the "Omnibus Incentive Plan"), and the terms thereof are outlined in the table below. Further, the RSU awards are subject to the Company's clawback policy, as in effect from time to time.

Award Type	Vesting	Termination or Change in Control Provisions

RSUs	Vest on the first anniversary of the date of grant

•

Death or Disability / By the Company Without Cause: Unvested portion will immediately vest.

•

Retirement(1) / Declining to Stand for Re-election to Our Board(2): Prorated portion immediately vests; settled at such time as would have been settled according to the original vesting schedule.

•

Change in Control: Accelerated only if not continued, converted, assumed or replaced by the Company or successor entity.

•

By the Company For Cause: Vested and unvested portions are forfeited.

(1)
"Retirement" is defined in the director form of RSU award agreement as a director's resignation from service on our Board (other than due to death or disability or termination by the Company without cause) prior to the expiration of such director's term and on or after the date such director attains age 70.

(2)
In each case, as of or after the regular annual meeting of stockholders for the calendar year which includes the date of grant.

Director Compensation Table

The table below summarizes the compensation paid to non-employee directors for the year ended December 29, 2018.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total Compensation

Howard L. Lance(3)	$250,000	$126,330	$—	$376,330

Joseph S. Cantie	100,000	126,330	—	226,330

Anne M. Cooney(4)	39,493	109,726	—	149,219

Susan A. Ellerbusch(5)	39,493	109,726	—	149,219

Ted A. Gardner	100,000	126,330	—	226,330

John R. Murphy	115,000	126,330	—	241,330

Neil P. Simpkins(6)	110,000	126,330	—	236,330

Anne K. Wade	100,000	126,330	—	226,330

Steven H. Wunning	100,000	126,330	—	226,330

(1)
The amounts reported in the Stock Awards column reflect the aggregate grant date fair value of RSUs granted in fiscal 2018, computed in accordance with ASC 718, utilizing the assumptions discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2018 Annual Report. As of December 29, 2018, the aggregate number of unvested RSUs held by our directors was as follows: Mr. Lance, 3,994 RSUs; Mr. Cantie, 3,994 RSUs; Ms. Cooney, 5,137 RSUs; Ms. Ellerbusch, 5,137 RSUs; Mr. Gardner, 3,994 RSUs; Mr. Murphy, 3,994 RSUs; Ms. Wade, 3,994 RSUs; and Mr. Wunning, 3,994 RSUs.

(2)
We did not make any option awards to directors in fiscal 2018. As of December 29, 2018, Messrs. Lance and Murphy held 246,611 and 10,220 time-vesting Leverage Restoration Options, respectively. Time-vesting Leverage Restoration Options held by our directors have the same vesting terms as those held by our NEOs and described in "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)." As of December 29, 2018, a limited liability company controlled by Mr. Gardner held 27,408 warrants, which became exercisable on March 17, 2016.

(3)
Since Mr. Lance is the chairperson of the Board, he did not receive additional fees for his service as chairperson of the Nominating and Corporate Governance Committee.

(4)
Ms. Cooney joined the Board in August 2018.

(5)
Ms. Ellerbusch joined the Board in August 2018.

(6)
In connection with Mr. Simpkins's resignation from the Board on December 29, 2018, a prorated amount (3,327) of the RSUs granted to him on February 28, 2018 vested, and the remaining RSUs (667) were forfeited.

16 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR PAY

Our "Say-on-Pay" Resolution Received 98% Support in 2018.

We believe our executive compensation structure is competitive, is aligned with current governance trends and contains stockholder-friendly features as outlined below:

What We Do (Best Practice)	What We Don't Do / Don't Allow

✓

Separate the roles of Chairman and Chief Executive Officer

✓

Enforce strict insider trading, anti-hedging and anti-pledging policies

✓

Set stock ownership guidelines for executives and directors

✓

Provide provisions for recoupment ("claw back") of incentive compensation

✓

Disclose performance goals for incentive programs

✓

Set a maximum payout limit on our annual and long-term incentive programs for our NEOs

✓

Incorporate change-in-control provisions that are consistent with market practice

✓

Retain an independent compensation consultant that reports directly to the Compensation Committee

✓

Perform an annual compensation program risk assessment to ensure that the Company's compensation policies and practices are not reasonably likely to have a material adverse effect on the Company

✗

No change-in-control severance multiple in excess of three times salary and target bonus

✗

No excise tax gross-ups upon a change in control

✗

No re-pricing or cash buyout of underwater stock options

✗

No enhanced retirement formulas

✗

No guaranteed compensation

✗

No market timing with granting of equity awards

✗

Previously eliminated substantially all perquisites for all NEOs in 2017

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 17

ITEM 2

NONBINDING ADVISORY VOTE ON THE
COMPENSATION OF OUR NEOs

Under the Dodd-Frank Wall Street Reform Consumer Protection Act (the "Dodd-Frank Act") and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on a nonbinding advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement in accordance with SEC rules. The compensation of our NEOs subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. The compensation of our NEOs is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment, while ensuring that our executives remain incentivized to accomplish the Company's long-term business plan. As discussed in this Proxy Statement, the vast majority of each NEO's pay is at-risk and largely tied to challenging performance goals. We believe that our compensation policies and decisions are strongly aligned with our stockholders' interests.

The Board is asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement by casting a nonbinding advisory vote "FOR" the following resolution:

"RESOLVED, that the compensation paid to our NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative disclosure, is hereby APPROVED."

Because the vote to approve the compensation of our NEOs is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements, as a part of its robust compensation review and assessment process. Nonbinding advisory approval of this proposal requires the vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL,
ON A NONBINDING ADVISORY BASIS, OF THE COMPENSATION
OF OUR NEOs, AS DISCLOSED IN THIS PROXY STATEMENT

18 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included (incorporated by reference) in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2018 and in this Proxy Statement.

        Submitted by the Compensation Committee of the Board.

        Steven H. Wunning, Chair
        Anne M. Cooney
        Ted A. Gardner
        Howard L. Lance

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 19

Compensation Discussion and Analysis—What We Paid

2018 Highlights

While 2017 was a strong year of financial growth for the Company, 2018 was a challenging year for the Company due to a number of factors, including cost increases exceeding pricing gains, increased competitive pressures in our cement market, impact of extreme weather, and the occurrence of certain non-recurring expenses during the year. However, in 2018 we did increase net revenue by 9.0% as compared to 2017, completed 13 acquisitions and had earnings per basic share of $0.30.

Our financial performance in 2017 and 2018 affected how we paid our named executive officers ("NEOs") in 2018. Highlights of our compensation decisions include the following:

  •
  Mr. Hill's total target 2018 pay was increased in February 2018 in light of his role in Summit's 2017 success and in order to better align our pay practices with our direct competitors. However, as a result of the Company's performance in 2018, Mr. Hill did not receive a base salary increase for 2019 and did not receive an annual bonus for 2018.

  •
  Although our NEOs achieved many of their personal objectives and safety goals under the annual incentive plan, in light of the Company's below-threshold performance relative to our financial goals, the Compensation Committee elected not to pay any annual cash incentives to NEOs for 2018 (payable in 2019).

  •
  Due to the Company's stock price performance during 2018, 2016 Performance Units were not earned for the three-year performance period ending December 31, 2018, resulting in much lower realized pay for our NEOs for 2018.

In 2018, our executive compensation structure consisted of four primary components: base salary; annual cash incentives; long-term equity incentives and traditional health/welfare plans. We previously eliminated substantially all perquisites in 2017.

Named Executive Officers

The following Compensation Discussion and Analysis ("CD&A") describes our 2018 executive compensation structure, earned by or paid to the following named executive officers ("NEOs"), followed by a discussion of the executive pay determination process. Our NEOs for 2018 were the following individuals:

Thomas W. Hill	President and Chief Executive Officer

Brian J. Harris	Executive Vice President and Chief Financial Officer

Karl H. Watson, Jr.	Executive Vice President and Chief Operating Officer

Michael J. Brady	Executive Vice President and Chief Business Development Officer

M. Shane Evans	Executive Vice President and West Division President

Damian J. Murphy(1)	Former Executive Vice President and East Division President

(1)
In January 2018, the Company announced that Damian J. Murphy would leave his role as the Company's Executive Vice President and East Division President, effective March 31, 2018. Mr. Murphy, Summit Materials Holdings L.P. ("Summit Holdings") and, solely for certain purposes specified therein, the Company, entered into an Agreement and Release (the "Agreement and Release") dated January 17, 2018 in connection with Mr. Murphy's departure from the Company. The terms of the Agreement and Release are described below under "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy."

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2018 Compensation at a Glance

Pay Component	Description	2018 Payout/Changes

Base Salary	Fixed pay to recruit and retain executives	Mr. Hill received a salary increase at the beginning of 2018 based on his individual performance and to align his base salary with peer company compensation structures and Mr. Brady received a salary increase at the beginning of 2018 to reflect strong 2017 performance.

Annual Cash Bonus	Annual cash incentives based on rigorous financial, operational and personal goals measured over one year: • 50%—60% EBITDA • 20% Operating Cash Flow • 10% Safety • 10%—20% Personal Objectives	No annual cash incentives for 2018 were paid due to the Company's financial performance in 2018.

Long-Term Equity Incentives	Long-term equity awards that align executives' interests with stockholders.

50% Performance Units

•

3-year relative total shareholder return ("TSR") compared to Materials and Capital Goods companies (consisting of GICS industry groups 2010 and 1510) from the S&P 400 Midcap Index.

•

Capped at target if absolute TSR is negative.

None of the 2016 Performance Units granted for the 2016-2018 performance period were earned.

Mr. Hill's target 2018 LTI grant value was increased to reflect strong 2017 performance, increase weighting on long-term performance achievement, and to align target total compensation with our direct competitors.

50% RSUs • Vest ratably over 3 years.

Health/Welfare Plans and Retirement Benefits	Executive benefits are substantially similar to benefits offered to other employees.	No change

Pay Mix and Magnitude

The Compensation Committee believes that a significant majority of both the CEO's and other NEOs' pay should be at risk and tied to challenging performance objectives and this is illustrated in our pay mix. A large percentage of total target compensation is at risk through long-term equity awards and annual cash incentive awards. These awards are linked to performance measures that correlate with long-term stockholder value creation. The amounts actually realized by our NEOs with respect to these awards depend on a variety of factors, including the level of attainment of the relevant performance goals and the extent of vesting of performance units and RSUs and the value of our stock when performance units and RSUs vest. The mix of total direct compensation at target for 2018 for our CEO and the average of our other NEOs is shown in the charts below.

(1)
Average of Other NEOs does not include the values associated with Messrs. Murphy and Watson because of Mr. Murphy's planned departure from the Company on March 31, 2018 and Mr. Watson's employment with the Company beginning on January 8, 2018.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 21

The Compensation Committee approved the following compensation targets for 2018:

	Base Salary	Annual Bonus Target as % of Base Salary	Long-Term Incentive Target as % of Base Salary

Thomas W. Hill	$900,000	150%	360%

Brian J. Harris	$566,500	75%	155%

Karl H. Watson, Jr.	$550,000	75%	N/A(1)

Michael J. Brady	$500,000	60%	125%

M. Shane Evans	$433,411	60%	125%

Damian J. Murphy(2)	$397,605	N/A	N/A

(1)
In connection with the commencement of Mr. Watson's employment on January 8, 2018, he was granted an initial equity award valued at $2 million in restricted stock units, which subject to his continued employment, vest in equal annual installments over a three-year period.

(2)
The Compensation Committee did not approve a long-term incentive bonus target for Mr. Murphy because of his planned departure from the Company on March 31, 2018.

Elements of Pay: Base Salary

The Compensation Committee determines base salaries for the NEOs and other executives based on a number of factors, including but not limited to, the Compensation Committee's understanding of executive pay practices, individual performance, Company performance and management recommendations (except with respect to the CEO).

For 2018, based on a thorough review of competitive market data and internal alignment of total compensation opportunity, the Compensation Committee set the base salaries shown in the table below. These changes maintained our desired internal equity positioning and are consistent with competitive market data provided by our independent compensation consultant. Two executives received somewhat larger increases as follows while our other NEOs received ordinary course cost of living increases:

  •
  Mr. Hill's base salary was increased by 8.8% to recognize his strong leadership performance in 2017 and align with the target total compensation opportunities of our peers and direct competitors.

  •
  Mr. Brady's base salary was increased by 17.6% to reflect his strong individual performance in 2017 and his continued significant value and unique contributions to creating long-term shareholder value in the area of acquisition growth.

	2018 Base Salary	2017 to 2018 Increase

Thomas W. Hill	$900,000	8.8%

Brian J. Harris	$566,500	3.0%

Karl H. Watson, Jr.(1)	$550,000	N/A

Michael J. Brady	$500,000	17.6%

M. Shane Evans	$433,411	3.0%

Damian J. Murphy(2)	$397,605	N/A

(1)
Mr. Watson joined the Company in January 2018.

(2)
The Compensation Committee did not approve an increase to Mr. Murphy's base salary because of his planned departure from the Company on March 31, 2018.

Elements of Pay: Annual Cash Incentives

2018 TARGET ANNUAL INCENTIVE AWARD OPPORTUNITIES

At the start of each fiscal year, the Board approves annual incentive compensation targets, as a percentage of base salary, based on competitive market data provided by our independent compensation consultant for our direct competitors and overall

22 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

peer group, management's recommendations and other relevant factors. The 2018 annual incentive targets, as a percentage of base salary, for our NEOs were unchanged from 2017 except for Mr. Hill, as follows:

Target Bonus

Thomas W. Hill(1)	150%

Brian J. Harris	75%

Karl H. Watson, Jr.	75%

Michael J. Brady	60%

M. Shane Evans	60%

Damian J. Murphy(2)	N/A

(1)
Mr. Hill's target bonus was increased from 140% of base salary in 2017 to 150% of base salary in 2018 in order to align his compensation with pay practices at our direct competitors and overall peer group. The increase in his target annual incentive was accompanied by challenging performance goals underlying the award, requiring year-over-year performance improvement.

(2)
The Board did not approve a target bonus for Mr. Murphy because of his planned departure from the Company on March 31, 2018. However, in the Agreement and Release, the Company agreed to provide Mr. Murphy with a pro-rata fiscal year 2018 bonus of $58,824 as discussed in "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy."

2018 ANNUAL INCENTIVE METRICS

The metrics underlying our annual incentive were selected as the strongest indicators of our success. EBITDA and operating cash flow are among our most important financial measures, while safety goals ensure that we focus on sustainable performance. Personal objectives measure progress against key milestones that are important to long-term value creation. The Board has discretion to adjust the financial metrics to reflect merger, acquisition or divestiture activity during the fiscal year.

For corporate NEOs (Messrs. Hill, Brady, Harris and Watson), the performance metrics approved for fiscal 2018 were:

Metric	Definition/Notes

EBITDA	Corporate earnings before interest, taxes, depreciation, depletion and amortization. Results are adjusted to exclude accretion, loss on debt financings, tax receivable agreement expense, income from discontinued operations and certain non-cash and non-operating items plus the EBITDA contribution of certain recent acquisitions and dispositions.

Operating Cash Flow	Annual cash flow in excess of capital transactions and acquisitions.

Safety
Record Incident Rate (RIR)	Any employee work-related injury that requires medical treatment and results in a positive diagnosis of an injury, a prescription or work restrictions (per OSHA), divided by hours worked.

Lost Time Incident Rate (LTIR)	Same as RIR but only includes injuries that result in at least one full day away from work.

Preventable Incident Rate (PVIR)	The number of preventable auto safety incidents, divided by miles driven.

Cost Per Man Hour (CPMH)	Based on the total incurred insurance-company-posted claim reserves on 12/31 of a given year for all workers comp, general liability and auto liability claims divided by the hours worked in that same calendar year.

Personal objectives	Varies by individual. See page 25.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 23

For Mr. Evans, the approved performance metrics included (i) corporate EBITDA, (ii) West segment EBITDA, (iii) West segment cash flow, (iv) West segment safety and (v) personal objectives.

For 2018, performance metrics and weightings were as follows for our NEOs (other than Mr. Murphy):

	EBITDA	Operating Cash Flow	Safety(2)	Personal Objectives

Thomas W. Hill	50%	20%	10%	20%

Brian J. Harris	50%	20%	10%	20%

Karl H. Watson, Jr.	50%	20%	10%	20%

Michael J. Brady	50%	20%	10%	20%

M. Shane Evans(1)	60%	20%	10%	10%

(1)
Mr. Evans's EBITDA metric is based 20% on Corporate EBITDA and 40% on West Segment EBITDA. Mr. Evans's Operating Cash Flow metric is based on West Segment Operating Cash Flow.

(2)
Safety metrics included various metrics related to the frequency and severity of reported incidents. For 2018, the safety metrics (and the weightings assigned to each safety metric for each NEO) included RIR (4% total award payout), LTIR (2%), PVIR (2%), and CPMH (2%). For Mr. Evans, the safety metrics related to the West segment.

PERFORMANCE TARGETS AND PAYOUT RANGES

The achievement factor for each of the performance metrics was determined by multiplying the weight attributed to each performance metric by the applicable payout percentage for each metric. For corporate EBITDA, West Segment EBITDA and operating cash flow, payout percentages were determined by calculating actual achievement against the target amount based on a pre-established scale.

Financial Performance Targets

For corporate EBITDA, payout percentages for actual performance between the specified threshold level and 138% of target and between 138% of target and the maximum level, were adjusted on a linear basis. For corporate Operating Cash Flow, payout percentages for actual performance between the specified threshold level and 125% of target and between 125% of target and the maximum level, were adjusted on a linear basis. The following table shows the payout percentages associated with various levels of achievement of corporate EBITDA and corporate Operating Cash Flow:

	2018 Payout Percentage

	25% (Threshold)	100% (Target)	138%	200% (Maximum)

2018 Corporate EBITDA (Percentage of Target)	90%	100%	105%	110%

	0% (Threshold)	100% (Target)	125%	150% (Maximum)

2018 Corporate Operating Cash Flow (Percentage of Target)	90%	100%	105%	110%

Both financial performance targets for 2018 required meaningful year-over-year financial growth compared to 2017 as shown in the table below.

	2017 Adjusted Target	2018 Initial Target

Corporate EBITDA ($ Millions)	$457.1	$483.3

Corporate Operating Cash Flow ($ Millions)	$217.2	$243.6

Safety Performance Targets

The overall safety metric achievement factor equals the sum of each metric's payout percentage multiplied by its weighting. The maximum payout opportunities for the safety metrics is 150% of target. For the safety metrics, payout percentages for actual achievement between the specified threshold, target and maximum levels were adjusted on a linear basis. For the safety metrics below, the lower the result, the stronger the performance. Most safety targets required year-over-year improvement in

24 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

performance, with the exception of CPMH, which was set higher than the previous year's result, as CPMH achieved in 2017 was exceptionally low. The 2018 CPMH target represented continued strong focus on this metric.

	2018 Payout Percentage

	0% (Threshold)	100% (Target)	150% (Maximum)

RIR—40% Safety	1.38	1.20	0.74

LTIR—20% Safety	0.14	0.12	0.06

PVIR—20% Safety	0.86	0.75	0.47

CPMH—20% Safety	0.163	0.150	0.119

Personal Performance Goals

Personal performance goals may be focused on any combination of corporate, business-unit, or role-specific accomplishments or behaviors that focus executives on accomplishing our long-term business plan. The maximum payout under the Personal Performance Goal portion of the annual incentive is 150% of target.

Thomas W. Hill

Mr. Hill's personal performance goals included leading the Company's efforts to outperform its 2018 budget, achieve minimum acquisition spend and maximize acquisition performance and progress on developing a ready-mix concrete performance team. In addition, Mr. Hill was to focus on improving the Company's investor relations and management succession planning.

Brian J. Harris

Mr. Harris's personal performance goals included improving the Company's investor relations and executing on the Company's financial goals. In addition, Mr. Harris had goals focused on Board and management communication processes, and was to work together with Mr. Watson to maximize the Company's information technology to improve the Company's business.

Karl H. Watson, Jr.

Mr. Watson's personal performance goals included helping the Company outperform its 2018 budget through sales and operational excellence, managing costs and driving the Company's productivity growth. In addition, Mr. Watson was to develop processes for communication and leadership at the Company's operating companies as well as the ready-mix concrete performance team. Further, Mr. Watson was to work with Mr. Brady on acquisition processes and Mr. Harris on information technology relating to the Company's business.

Michael J. Brady

Mr. Brady's personal performance goals were focused on leading the Company's business development opportunities, including meeting the Company's acquisition goals and overseeing the senior leadership team's involvement in acquisitions. Mr. Brady's goals also included measurements related to the integration and financial performance of acquisitions completed in 2017 and 2018.

M. Shane Evans

Mr. Evans's personal performance goals included helping the West Region outperform its 2018 budget through sales and operational excellence, managing costs and driving the West Region's productivity growth. In addition, Mr. Evans was to facilitate increased effectiveness of the ready-mix concrete performance team in the West Region. Further, Mr. Evans was to partner Mr. Brady in order to source, diligence and integrate acquisitions in the West Region.

Segment Goals

For Mr. Evans, West Segment EBITDA and West Segment Cash Flow payout percentages were determined by calculating actual achievement against the target amount based on a pre-established scale. Payout percentages for actual performance between the specified threshold, target and maximum levels were adjusted on a linear basis. The following table shows the payout percentages associated with threshold, target and maximum achievement of West Segment EBITDA and West Segment Cash Flow:

	Payout Percentage

	25% (Threshold)	100% (Target)	200% (Maximum)

West Segment EBITDA (Percentage of Target)	85%	100%	120%

West Segment Cash Flow (Percentage of Target)	85%	100%	120%

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For Mr. Evans, the West Segment safety metric achievement factor equals the sum of each West Segment metric's payout percentage multiplied by its weighting. The maximum payout opportunities for the West Segment safety metrics is 150% of target. For the West Segment safety metrics, payout percentages for actual achievement between the specified threshold, target and maximum levels were adjusted on a linear basis. For the safety metrics below, the lower the result, the stronger the performance.

	2018 Payout Percentage

	0% (Threshold)	100% (Target)	150% (Maximum)

West Segment RIR—40% Safety	1.29	1.12	0.69

West Segment LTIR—20% Safety	0.14	0.12	0.06

West Segment PVIR—20% Safety	0.79	0.69	0.43

West Segment CPMH—20% Safety	0.14	0.13	0.10

2018 ACTUAL PERFORMANCE AND PAYOUTS

No bonuses were approved for 2018 performance.

Actual annual cash incentive awards are calculated by multiplying each NEO's actual base salary by his target award potential, which was then adjusted by an overall achievement factor based on the combined weighted achievement of the components described above, including an evaluation of each NEO's personal objectives. Actual results for the 2018 annual incentive plan were certified by the Compensation Committee, as follows, based on the performance goals and funding scales approved in the first quarter of 2018:

	Initial Target	Adjusted Target(1)	Actual Results(2)	Payout Percentage	Weighted Achievement Factor

Corporate EBITDA ($ Millions)	$483.3	$511.3	$408.9	0%	0%

Corporate Operating Cash Flow ($ Millions)	$243.6	$248.8	$113.8	0%	0%

West Segment EBITDA ($ Millions)	$230.6	$243.8	$188.2	0%	0%

West Segment Cash Flow ($ Millions)	$106.1	$98.3	$51.7	0%	0%

(1)
Initial targets were adjusted in 2018 to account for acquisitions and dispositions completed during the year.

(2)
See "Reconciliation of Non-GAAP Measure to GAAP" on Annex A.

The payout percentages for the safety metrics were as follows: corporate safety was 44% of target, resulting in an achievement factor of 4.4% for each NEO other than Mr. Evans; and West Segment safety for Mr. Evans was 22% of target, resulting in an achievement factor of 2.2%.

Although NEOs achieved many of their personal goals and a number of their safety goals, in light of the below-threshold performance under our EBITDA and cash flow goals, the Compensation Committee elected not to pay any annual incentives to NEOs for 2018 performance, as illustrated in the table below.

	2018 Base Salary	Target Incentive	Overall Achievement Factor as a Percentage of Base Salary	Annual Cash Incentive Achieved	Annual Cash Incentive Approved

Thomas W. Hill	$900,000	150%	32%	$283,500	$0

Brian J. Harris	$566,500	75%	21%	$120,665	$0

Karl H. Watson, Jr.	$550,000	75%	17%	$94,875	$0

Michael J. Brady	$500,000	60%	13%	$65,280	$0

M. Shane Evans	$420,787	60%	6%	$24,995	$0

26 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Long-Term Equity Incentives

ON-GOING POST-IPO LONG-TERM INCENTIVES

Our equity incentives for NEOs in 2018 consisted of a balance of performance units (50%) and RSUs (50%). The Compensation Committee elected to discontinue granting stock options as a part of regular equity grants in order to better align our long-term equity incentives with market practice in our industry. The Compensation Committee uses competitive market data from our annual total compensation study to assist with targeted long-term incentive value. In addition, the Compensation Committee considers individual performance, potential future contributions to our business, internal equity and management's recommendations except in the case of the CEO.

Award Type	Weighting	Vesting	Value Tied To

Performance Units	50%	Vest at the end of a 3-year period in an amount based on the level of performance achieved	Company three-year TSR ranking to the companies in the peer group (defined as the Materials and Capital Goods companies (consisting of GICS industry groups 2010 and 1510)), from the S&P 400 Midcap Index.

RSUs	50%	Vest over 3 years in equal annual installments on each anniversary of the grant date	Stock price performance

Performance Units Granted in 2018

The 2018 performance units focus our executives on the long-term performance of the Company relative to industry peers. The 2018 performance units vest at the end of a three-year performance period, based on our TSR ranking relative to a TSR peer group ("Relative TSR") defined as the Materials and Capital Goods companies (consisting of companies in GICS industry groups 2010 and 1510), from the S&P 400 Midcap Index. This peer group is separate and distinct from the peer group used to evaluate and set NEO compensation levels discussed under "—Compensation Decision Process—Role of Peer Companies and Competitive Market Data." The Relative TSR peer group represents a broader array (approximately 125 companies for TSR performance grants in 2016 and 2017 and 65 companies for TSR performance grants in 2018) of industry peers competing for stockholders and investors.

The performance period for the performance units granted in February 2018 began on January 1, 2018 and ends on December 31, 2020 and are earned based on performance against the target below. Earned amounts will be interpolated on a straight-line basis for performance between the stated percentiles.

			Level of Achievement

	Below Threshold	Threshold	Target	Maximum	Cap (if applicable)

Relative TSR Position	< 30th percentile	30th percentile	50th percentile	75th percentile	Capped at 100% if Company TSR is negative over performance period, regardless of ranking

Achievement Percentage	0%	50% of target	100% target	200% of target

See "—Treatment of Long-Term Incentive Awards Upon Termination or Change in Control" for a description of the potential vesting of the NEOs' equity awards that may occur in connection with certain termination events and a change in control.

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For 2018, the Compensation Committee set the target pay levels and made the grants set forth in the table below.

	2018 Target Long-Term Incentive as % of Base Salary	2018 Target Long-Term Incentive	Performance Units Granted (#)	Restricted Stock Units Granted (#)

Thomas W. Hill(1)	360%	$3,240,000	51,757	51,757

Brian J. Harris	155%	$878,075	14,027	14,027

Karl H. Watson, Jr.(2)	364%	$2,000,000	N/A	64,164

Michael J. Brady	125%	$625,000	9,984	9,984

M. Shane Evans	125%	$541,763	8,654	8,654

Damian J. Murphy(3)	N/A	N/A	N/A	N/A

(1)
Mr. Hill's target 2018 LTI grant value was increased at the beginning of 2018 to reflect his strong 2017 performance.

(2)
In connection with the commencement of Mr. Watson's employment in January 2018, he was granted an initial equity award of 64,164 RSUs with a grant date fair value of $2 million, which vest in equal annual installments over a three-year period.

(3)
The Board did not set a target pay level or make any grants to Mr. Murphy because of his planned departure from the Company on March 31, 2018.

Performance Units Earned for the Performance Period 2016-2018

No performance shares were earned for the 2016-2018 performance cycle ended on December 31, 2018.

In 2016, we granted performance units to our NEOs (except for Mr. Watson) that were subject to similar performance conditions as the performance units granted in 2018. Specifically, the performance units were scheduled to vest after a three-year performance period beginning January 1, 2016 and ending December 31, 2018 based on our Relative TSR to companies in the S&P Building & Construction Select Industry Index, using beginning and ending stock prices based on the trailing 20-day average closing price. Because our TSR over the performance period fell below the threshold for payout of the 30th percentile of index comparators, no units underlying the 2016 award vested.

Pre-IPO Long-Term Incentive Value (2016 and 2018 Grant Modifications Addressing Misalignment)

Certain of the amounts reported in the Summary Compensation Table and the 2018 Grants of Plan-Based Awards Table reflect the modification of our pre-initial public offering ("IPO") long-term incentive awards that are not related to our ongoing long-term incentive program and are not part of our ongoing compensation structure. The performance-vesting long-term incentive awards issued prior to our IPO contained vesting conditions tied to the investment return of certain of our pre-IPO investors and were designed to align management's incentives with the liquidity objectives of such pre-IPO investors. During 2016, our Board determined that maintaining the investment return conditions following our IPO created a potential misalignment whereby management's incentives were not in sync with long-term value creation for all public stockholders. Accordingly, our Board, after thorough review and consultation with the Independent Compensation Consultant, determined that it was in the best interests of the Company and its stockholders to remove the investment return condition associated with these remaining awards. Similarly, during 2018, to continue its effort to mitigate misalignment of pre-IPO compensation plan design and shareholder value for our post-IPO stockholders, and to reduce the significant corporate resource expenditures associated with maintaining the pre-IPO compensation plan, our Board approved the accelerated vesting of all remaining pre-IPO time-vested LP Units held by Company employees, including NEOs (except Mr. Murphy whose time-vesting LP Units were accelerated pursuant to the Agreement and Release in connection with his departure from the Company on March 31). See "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)" below.

Retirement, Perquisites, and Other Benefits

We have a tax-qualified contributory retirement plan established to qualify as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). The plan covers all U.S. employees, including our NEOs, who are limited to their annual tax deferred contribution limit as allowed by the Internal Revenue Service (the "IRS"). We provide for matching contributions to the plan, including 100% of pre-tax employee contributions, up to 4% of eligible compensation. Employer contributions vest immediately.

The Company also offers the members of a select group of management or highly compensated employees, including the NEOs, the opportunity to supplement their retirement savings through the Summit Materials Deferred Compensation Plan (the "DCP"). An eligible participant in the DCP may elect to defer up to 50% of such participant's base salary compensation and up to 100% of such participant's designated discretionary bonus award compensation and annual incentive award compensation. The DCP also permits Company-provided credits to participants' accounts, but no such credits are currently being made. Additional information about the DCP is reflected in "—2018 Non-Qualified Deferred Compensation" below.

28 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Compensation Discussion and Analysis—How We Paid

Our Compensation Philosophy

Our executive compensation program is intended to attract, motivate and retain executive officers and to align the interests of our executive officers with stockholders' interests.

The Board's objectives for our program include, but are not limited to, the following:

Say-on-Pay Votes

In 2018, the Compensation Committee considered the outcome of the stockholder advisory vote on 2017 executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program and policies. Our stockholders voted at our 2018 annual meeting, in a nonbinding advisory vote, on the 2017 compensation paid to our NEOs. Our stockholders overwhelmingly (98%) approved the compensation of our NEOs. Based on the level of support, the Compensation Committee determined that stockholders generally support our compensation practices. The Compensation Committee intends to continue to consider the views of our stockholders when designing, reviewing and administering the Company's compensation programs and policies.

Compensation Decision Process

Role of the Compensation Committee	The Compensation Committee is responsible to our Board for oversight of our executive compensation program. The Compensation Committee is responsible for the review and approval of all aspects of our program.

Among its duties, the Compensation Committee is responsible for:

•

Assessing competitive market data from Aon, our independent compensation consultant (the "Independent Compensation Consultant")

•

Reviewing each NEO's performance in conjunction with competitive market data and, accordingly, approving compensation recommendations including, but not limited to, base salary, annual bonus, long-term incentives, and benefits/perquisites

•

Considering, recommending and approving incentive plan goals and achievement levels

•

Incorporating meaningful input from our stockholders, if applicable

Role of Management	For each NEO excluding himself, our CEO recommends to the Compensation Committee compensation levels for NEOs based on a review of market data and individual performance. The Compensation Committee reviews and discusses all recommendations prior to approval, then submits all recommendations to the Board for approval.

For the CEO, during executive session without the CEO present, the Compensation Committee is solely responsible for assessing performance and making compensation recommendations to the Board for approval. Management does not make compensation-related recommendations for the CEO.

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Role of the Independent Compensation Consultant	In 2018, the Compensation Committee retained the Independent Compensation Consultant in accordance with the Compensation Committee's charter. The Independent Compensation Consultant reports directly to the Compensation Committee. The Compensation Committee retains sole authority to hire or terminate the Independent Compensation Consultant, approve its fees, determine the nature and scope of services and evaluate the Independent Compensation Consultant's performance.

A representative of the Independent Compensation Consultant attends Compensation Committee meetings, as requested, and communicates with the Compensation Committee chair between meetings. The Compensation Committee makes all final decisions and recommendations.

The Independent Compensation Consultant's roles include, but are not limited to, the following:

•

Advising the Compensation Committee on executive compensation trends and regulatory developments;

•

Developing a peer group of companies for determining competitive compensation amounts and practices;

•

Providing a total compensation study for executives against peer companies;

•

Providing advice to the Compensation Committee on governance best practices, as well as any other areas of concern or risk; and

•

Reviewing and commenting on proxy disclosure items, including the CD&A.

The Compensation Committee has assessed the independence of the Independent Compensation Consultant, considering all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934, as amended. Based on this review, the Compensation Committee concluded that there are no conflicts of interest raised by the work performed by the Independent Compensation Consultant and that the Independent Compensation Consultant is independent.

Role of Peer Companies and Competitive Market Data	In the Fall of 2017, to assist with 2018 compensation decisions, the Independent Compensation Consultant performed a competitive pay study. To develop competitive market values for the NEOs, the Independent Compensation Consultant developed, and the Compensation Committee approved, a peer group of 17 companies.

The peer group development criteria included:

•

Industry: Companies in the building products or construction materials industries

•

Company size: Approximately 0.5x to 2x times our annual revenues

•

ISS: Companies considered by Institutional Shareholder Services ("ISS") to be the Company's compensation peers and used in ISS' annual report regarding the Company

•

Peers of Peers: Companies used in the peer groups of potential peer companies

•

Competitors: Companies that compete with us for business and management talent

•

Consistency: Companies contained in the peer group in the prior year

The approved peer group had annual revenues which ranged from approximately $860 million to $3.9 billion, with median annual revenue of approximately $2.0 billion. Our 2017 annual revenue was approximately $1.9 billion. The Independent Compensation Consultant developed size-adjusted market values (regression analysis) for each position using our annual revenue.

The 50th percentile for total compensation is a key reference point for the Compensation Committee; however, the Compensation Committee also considers other factors, including, experience, performance and expected future contributions. For positions where peer company proxy data was not available, the Independent Compensation Consultant utilized published and private compensation survey sources.

PEER GROUP

• Armstrong World Industries, Inc. • Boise Cascade Company • Compass Minerals International, Inc. • CONSOL Energy Inc. • Dycom Industries, Inc. • Eagle Materials Inc.	• Gibraltar Industries, Inc. • Granite Construction Inc. • Louisiana-Pacific Corp. • Martin Marietta Materials, Inc. • Masonite International Corporation • NCI Building Systems Inc.	• Quanex Building Products Corp. • Simpson Manufacturing Company • US Concrete Inc. • USG Corp. • Vulcan Materials Company

30 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TIMING OF COMPENSATION DECISIONS

Pay recommendations for our executives, including the NEOs, are typically made by the Compensation Committee at its first scheduled meeting of the fiscal year, typically held in February around the same time we report our fourth quarter and year-end financial results for the preceding fiscal year and provide our financial guidance for the upcoming year (the "first meeting"). This timing allows the Compensation Committee to have a complete financial performance picture prior to making compensation decisions.

Decisions with respect to prior year performance, as well as annual equity awards, base salary increases and target performance levels for the current year are typically made at the first meeting. Any equity awards recommended by the Compensation Committee at this meeting are reviewed by the Board and, if approved, are dated on or within a few days of the date of the Board meeting held later that day or the following day. As such, the Compensation Committee does not time the grants of equity incentives to the release of material non-public information.

The exceptions are: grants to executives who are promoted or hired from outside the Company during the year, and discretionary grants made throughout the year for retention and extraordinary purposes. These executives may receive compensation changes or equity grants effective or dated, as applicable, as of the date of their promotion, hiring date, or other Board approval date.

DETERMINATION OF CEO COMPENSATION

At the first meeting, in executive session without the CEO present, the Compensation Committee also reviews and evaluates CEO performance, and determines performance achievement levels, for the prior fiscal year. The Compensation Committee also reviews competitive compensation data from the peer group companies. The Compensation Committee typically approves, or presents pay recommendations for the CEO to the Board, excluding the CEO, for approval. If applicable, during executive session, the Board conducts its own review and evaluation of the CEO's performance taking into consideration the recommendations of the Compensation Committee.

EQUITY PLAN

The Company maintains the Omnibus Incentive Plan which allows for grants of equity-based awards in the form of stock options, stock appreciation rights, restricted stock and restricted stock units ("RSUs"), performance units, undivided fractional limited partnership interests in Summit Holdings and other stock-based awards.

Other Compensation Policies

STOCK OWNERSHIP GUIDELINES

We have established stock ownership guidelines for our CEO, officers reporting to the CEO, and directors. The approved guidelines are as follows:

  •
  CEO: 6x base salary

  •
  Officers reporting to the CEO: 2.5x base salary

  •
  Directors: 3x annual cash retainer

Participants are expected to comply with the ownership requirements within five years of the later of (a) December 12, 2015 and (b) an appointment to a qualified position. Once the ownership requirements have been satisfied, future declines in share price will not affect compliance so long as the participant holds the number of equity interests he or she had at the time he or she achieved the expected ownership level. As of February 28, 2019, all of our executive officers have met or exceeded the ownership expectations under the guidelines.

The following components satisfy the ownership guidelines: Equity interests owned directly or indirectly (e.g., by or with a spouse or held in trust for the individual or one or more family members of the individual), equity interests, including limited partnership interests (the "LP Units") and unvested RSUs, held in qualified or nonqualified savings, profit sharing, or deferred compensation accounts, value of in-the-money spread of shares underlying vested but unexercised stock options and value of in-the-money spread of shares underlying vested but unexercised warrants. At least annually, the Compensation Committee monitors participants' compliance with these guidelines.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 31

INCENTIVE COMPENSATION RECOUPMENT ("CLAWBACK") POLICY

Each of the RSU, stock option and performance unit award agreements under the Omnibus Incentive Plan generally provides that if a restrictive covenant violation occurs or the Company discovers after a termination of employment or services that grounds existed for "cause" (as defined in the Omnibus Incentive Plan) at the time thereof, then the participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten business days of the Company's request to the participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) the participant received upon the sale or other disposition of, or distributions in respect of, the equity award thereunder and any shares issued in respect thereof (minus, in the case of options, the aggregate cost (if any) of the shares). Without limiting the foregoing, all awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law. Our policy will be updated to comply with the SEC's final regulations as part of the Dodd-Frank Act.

Compensation Risk Assessment

Our governance policies and compensation structure are not reasonably likely to have a material adverse effect on the Company. The Independent Compensation Consultant and management delivered a compensation risk assessment report to the Compensation Committee in 2018. The following features of our program mitigate risk:

The Compensation Committee consults with the Independent Compensation Consultant to assist with annual compensation decisions

The Compensation Committee approves the annual incentive plan's financial goals at the start of the fiscal year, and approves the performance achievement level and final payments earned at the end of the fiscal year

The Compensation Committee benchmarks total compensation opportunity for executive positions using multiple survey sources and has discretion over payout calculations and oversight of compensation plans for our executives
We utilize a mix of cash and equity variable incentive programs, with a balanced mix of RSUs and performance units, which are subject to multi-year vesting
Our performance units payout opportunities are capped at 200% of the target total opportunity
We utilize competitive change-in-control severance programs to help ensure executives continue to work towards our stockholders' best interests in light of potential employment uncertainty
Executive officers are subject to minimum stock ownership guidelines
An incentive clawback policy permits the Company to recoup equity-based compensation paid on the basis of financial results that are subsequently restated

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Compensation Tables

Summary Compensation Table

The following table sets forth the compensation of our NEOs for the fiscal years ended 2018, 2017 and 2016, and their respective titles as of December 29, 2018.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Thomas W. Hill	2018	900,000	3,750,312	—	—	23,693	4,674,005

President and Chief	2017	826,956	1,735,523	620,771	1,275,480	16,140	4,474,870

Executive Officer, Director	2016	800,000	5,039,389	2,696,940	1,367,520	20,541	9,924,390

Brian J. Harris	2018	566,500	1,521,907	—	—	13,694	1,596,590

Executive Vice President, Chief Financial Officer	2017	550,000	650,591	232,706	450,326	10,400	1,894,023

	2016	519,045	1,347,477	643,236	469,087	26,261	3,005,106

Karl H. Watson, Jr.(6) Executive Vice President, Chief Operating Officer	2018	550,000	2,036,565	—	—	11,332	2,597,897

Michael J. Brady	2018	500,000	769,241	—	—	13,292	1,236,703

Executive Vice President,	2017	425,000	324,336	116,014	283,764	11,029	1,160,143

Chief Business Development Officer	2016	382,454	1,405,378	760,073	290,973	11,495	2,850,373

M. Shane Evans	2018	433,411	654,555	—	—	15,859	1,076,339

Executive Vice President, West Division President	2017	420,787	321,112	114,863	323,669	14,056	1,194,487

Damian J. Murphy(7)	2018	99,401	603,190	2,107,442	—	361,274	3,171,307

Former Executive Vice President, East Division President	2017	397,605	174,953	108,530	269,276	24,101	974,465

	2016	378,525	1,070,375	572,208	328,635	23,037	2,372,780

(1)
The amounts reported in the Stock Awards column for 2018 reflect the aggregate grant date fair value of stock awards granted in fiscal 2018, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2018 Annual Report. The fiscal 2018 awards consist of time-vesting RSUs and performance units. As the performance units vest according to Relative TSR, they are subject to market conditions, and not performance conditions, as defined under ASC 718, and therefore have no maximum grant date fair values that differ from the grant date fair values presented in the table.

(2)
As described in "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)," the amounts reported in the Stock Awards column for 2016 include the incremental fair value computed as of the modification date in accordance with ASC 718 with respect to Messrs. Hill, Harris, and Brady associated with the 2018 Modification.

(3)
As described in "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy," on January 17, 2018, our Board amended the terms of Mr. Murphy's outstanding equity awards. Accordingly, the amount reported in this column for fiscal 2018 for Mr. Murphy includes the incremental fair value computed as of the modification date in accordance with ASC 718 with respect to his modified Leverage Restoration Options and option awards, in the amounts of $1,931,736 and $175,706, respectively.

(4)
Reflects non-equity incentive plan compensation awards for services rendered during the fiscal year presented. For more information, see "Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentives."

(5)
All Other Compensation includes the following items for 2018: (a) amounts contributed by Summit LLC under the Summit Materials, LLC Retirement Plan, (b) payments for term life and/or disability insurance, and (c) with respect to Mr. Murphy, cash severance payments totaling $298,204 and pro-rata fiscal year 2018 bonus of $58,824 pursuant to the terms of the Agreement and Release as discussed in "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy. Amounts contributed to the Summit Materials, LLC Retirement Plan are matching contributions up to 4% of eligible compensation subject to IRS limits and totaled $10,400 for each of the NEOs in 2018, except for Mr. Murphy whose amount contributed was $4,095. Matching contributions are immediately vested. For more information, see "Compensation Discussion and Analysis—Compensation Elements—Retirement, Perquisites, and Other Benefits." Payments for term life and/or disability insurance in 2018 were as follows: Mr. Hill, $13,293; Mr. Harris, $3,564; Mr. Watson, $932; Mr. Brady, $2,892; Mr. Evans, $5,459; and Mr. Murphy, $151."

(6)
Mr. Watson's employment with the Company commenced on January 8, 2018. Mr. Watson's Stock Award was part of the compensation issued to Mr. Watson in connection with his hire by the Company.

(7)
Mr. Murphy resigned from the Company on March 31, 2018. As described in "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy," on January 17, 2018, our Board amended the terms of Mr. Murphy's outstanding equity awards. Accordingly, the amount reported in the Stock Awards column for fiscal 2018 for Mr. Murphy includes the incremental fair value computed as of the modification date in accordance with ASC 718 with respect to his modified LP Units, RSUs and performance units, in the amounts of $35,978, $280,901 and $286,311, respectively.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 33

2018 Grants of Plan-Based Awards

The following table provides supplemental information relating to grants of plan-based awards to help explain information provided above in our Summary Compensation Table.

									All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)
												Grant Date Fair Value of Stock and Option Awards ($)(6)
			Estimated Possible Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh)(5)
Name	Award Type	Grant Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Thomas W. Hill	Annual Cash Incentive	—	21,600	1,350,000	2,362,500	—	—	—	—	—	—	—

	Performance Units	2/28/2018	—	—	—	25,879	51,757	103,514	—	—	—	2,113,238

	RSUs	2/28/2018	—	—	—	—	—	—	51,757	—	—	1,637,074

Brian J. Harris	Annual Cash Incentive	—	6,798	424,875	743,531	—	—	—	—	—	—	—

	Performance Units	2/28/2018	—	—	—	7,014	14,027	28,054	—	—	—	572,722

	RSUs	2/28/2018	—	—	—	—	—	—	14,027	—	—	443,674

	Modified Award: Pre-IPO LP Units	2/28/2018	—	—	—	—	—	—	15,982	—	—	505,511

Karl H. Watson, Jr.	Annual Cash Incentive	—	6,600	412,500	721,875	—	—	—	—	—	—	—

	RSUs	2/28/2018	—	—	—	—	—	—	64,164	—	—	2,036,565

Michael J. Brady	Annual Cash Incentive	—	4,800	300,000	525,000	—	—	—	—	—	—	—

	Performance Units	2/28/2018	—	—	—	4,992	9,984	19,968	—	—	—	407,647

	RSUs	2/28/2018	—	—	—	—	—	—	9,984	—	—	315,794

	Modified Award: Pre-IPO LP Units	2/28/2018	—	—	—	—	—	—	1,448	—	—	45,800

M. Shane Evans	Annual Cash Incentive	—	4,161	260,047	468,084	—	—	—	—	—	—	—

	Performance Units	2/28/2018	—	—	—	4,327	8,654	17,308	—	—	—	353,343

	RSUs	2/28/2018	—	—	—	—	—	—	8,654	—	—	273,726

	Modified Award: Pre-IPO LP Units	2/28/2018	—	—	—	—	—	—	869	—	—	27,486

Damian J. Murphy	Modified Awards:

	Pre-IPO LP Units	1/17/18	—	—	—	—	—	—	1,143	—	—	35,978

	Pre-IPO Leverage Restoration Options	1/17/18	—	—	—	—	—	—	—	142,697	18.00	1,931,736

	Performance Units	1/17/18	—	—	—	4,259	8,518	17,036	—	—	—	286,311

	RSUs	1/17/18	—	—	—	—	—	—	8,926	—	—	280,901

	Stock Options	1/17/18	—	—	—	—	—	—	—	8,907	17.07	128,816

	Stock Options	1/17/18	—	—	—	—	—	—	—	5,975	23.89	46,890

(1)
Reflects the possible payouts of cash incentive compensation under the Non-Equity Incentive Plan. Amounts reported in the "Threshold" column assume that there is no payout under the EBITDA, cash flow or personal objectives components of the annual cash incentive program and that each NEO only earns the minimum payout for the one safety metric that has been assigned the lowest weighting. The actual amounts paid are described in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table."

(2)
Reflects the performance units granted in 2018, which have a three-year performance period ending December 31, 2020, and vest based on Relative TSR. Threshold assumes that 50% of the total performance units awarded vest and maximum assumes that 200% of the total performance units awarded vest. The amounts reported under "Modified Awards" for Mr. Murphy reflect his performance units that were modified on January 17, 2018 and remain outstanding as described in "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy."

(3)
January 17, 2018 is the date on which Mr. Murphy's LP Units, Leverage Restoration Options, performance units, RSUs and Stock Options were modified as described in "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy."

(4)
Reflects the RSUs granted in 2018 and LP Units that were modified in 2018. The amounts reported under "Modified Awards" for Mr. Murphy reflect his LP Units and RSUs that were modified on January 17, 2018 and remain outstanding as described in "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy."

(5)
The amounts reported under "Modified Awards" for Mr. Murphy reflect his Leverage Restoration Options and Stock Options were modified on January 17, 2018 and remain outstanding as described in "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy."

(6)
Represents the grant date fair value of the performance units and RSUs granted in 2018 with respect to the NEOs (except for Mr. Murphy) and the incremental fair value computed as of the modification date in connection with ASC 718 with respect to Mr. Murphy's LP Units, Leverage Restoration Operations, performance units, RSUs and Stock Options that were modified on January 17, 2018. The assumptions applied in determining the fair value of the awards are discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2018 Annual Report.

34 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Arrangements

Messrs. Hill and Harris each have employment agreements and Messrs. Brady, Evans and Watson have signed offers of employment. Their employment agreements and offers of employment provide for base salary subject to annual adjustment by the Board, an annual incentive award, participation in Company-sponsored broad-based and executive benefit plans and such other compensation as may be approved by the Board. In connection with implementing the Executive Severance Plan (the "Severance Plan"), Messrs. Hill and Harris waived the provisions in their employment agreements that would have applied under the conditions set forth in the Severance Plan, other than any provisions in their employment agreements which were intended to survive the termination of such employment agreements.

In connection with Mr. Murphy's departure from the Company, he entered into the Agreement and Release dated January 17, 2018. The terms of the Agreement and Release are described below under "Potential Payments Upon Termination or Change in Control—Departure of Damian J. Murphy."

Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)

Prior to the Company's IPO in March 2015, the equity-based long-term incentive program consisted of Class D interests. In connection with the Company's IPO in March 2015, the limited partnership agreement of Summit Holdings was amended and restated to, among other things, modify its capital structure by creating LP Units (the "Reclassification"). Immediately following the Reclassification, 69,007,297 LP Units were outstanding, which were reclassified from previously issued Class A-1, Class B-1, Class C, Class D-1 and Class D-2 interests. The Class A-1, Class B-1 and Class C interests, which were issued in respect of pre-IPO investments and not related to employee compensation, were fully vested as of the Reclassification. A portion, but not all, of the Class D-1 interests were vested, and none of the Class D-2 interests were vested. Accordingly, vested and unvested Class D interests were converted into vested and unvested LP Units, respectively. The vesting terms were substantially similar to those applicable to the unvested Class D interests immediately prior to the Reclassification. As of their respective grant date, approximately half of the Class D-1 interests were time-vesting interests and approximately half of the D-1 interests and all of the D-2 interests were performance-vesting interests.

In addition, in substitution for part of the economic benefit of the Class C and Class D interests that was not reflected in the conversion of such interests to LP Units, warrants were issued to holders of Class C interests to purchase an aggregate of 160,333 shares of Class A Common Stock, and options were issued to holders of Class D interests to purchase an aggregate of 4,358,842 shares of Class A Common Stock ("Leverage Restoration Options"). The exercise price of the warrants and Leverage Restoration Options was the IPO price of $18.00 per share. The Leverage Restoration Options were granted under the Omnibus Incentive Plan. All Leverage Restoration Options vest over four years at a rate of 25% of the award on each of the first four anniversaries of the Reclassification, subject to the employee's continued employment through the applicable vesting date. The Leverage Restoration Options that correlated to performance-vesting interests vested only if both the relevant return multiple was achieved and the four year time-vesting condition was satisfied.

On August 9, 2016, our Board upon the recommendation of the Compensation Committee, determined that it was in the best interest of the Company and its stockholders to remove the 3.00 times investment return condition on the approximately 23% remaining pre-IPO performance-vesting LP Units and Leverage Restoration Options. As a result, all pre-IPO performance-vesting LP Units are now fully vested and the performance-vesting Leverage Restoration Options continue to be subject to the same four-year time vesting condition as the time-vesting Leverage Restoration Options.

In 2018, the Board continued its effort to mitigate misalignment of pre-IPO compensation plan design and the interests of post-IPO public stockholders. A sub-committee of the Compensation Committee consisting of members that do not hold LP Units (the "Sub-Committee") determined that vesting would be accelerated for all remaining pre-IPO time-vested LP Units held by Company employees, including NEOs (except Mr. Murphy whose time-vesting LP Units were accelerated pursuant to the Agreement and Release in connection with his departure from the Company on March 31), on February 28, 2018 (the "2018 Modifcation"). It should be noted that a majority of the remaining time-vesting LP Units were scheduled to vest during 2018 with the remainder vesting during the first quarter of 2019, and that the 2018 Modification had the effect of reducing the significant

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 35

corporate resource expenditures associated with maintinaing the pre-IPO plan. The incremental fair value computed in accordance with FASB ASC Topic 718 with respect to 2018 Modification for each of the NEOs is shown in the table below.

Incremental Fair Value of LP Units with Respect to the 2018 Modification(1)

Thomas W. Hill	—

Brian J. Harris	$505,511

Karl H. Watson, Jr.	—

Michael J. Brady	$45,800

M. Shane Evans	$27,486

Damian J. Murphy	—

(1)
The amounts reported in the Incremental Fair Value of LP Units with respect to the 2018 Modification column reflect the values calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2018 Annual Report.

All outstanding equity grants associated with the Reclassification are summarized in the table titled "Outstanding Equity Awards at 2018 Fiscal Year-End."

36 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2018 Fiscal Year-End

A summary of the outstanding equity awards for each NEO as of December 29, 2018 is as follows:

	Option Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Thomas W. Hill	3/11/2015	214,583(3)	321,531(3)	—	18.00	3/11/2025	—	—	—	—

	3/11/2015	29,463(4)	—	—	18.00	3/11/2025	—	—	—	—

	2/24/2016	—	23,979(5)	—	17.07	2/24/2026	—	—	—	—

	2/24/2016	—	—	—	—	—	14,382(6)	176,899	—	—

	2/28/2017	17,087(5)	34,174(5)	—	23.89	2/28/2027	—	—	—	—

	2/28/2017	—	—	—	—	—	20,504(6)	252,199	—	—

	2/28/2017	—	—	—	—	—	—	—	31,689(7)	389,775

	2/28/2018	—	—	—	—	—	51,757(6)	636,611	—	—

	2/28/2018	—	—	—	—	—	—	—	25,879(8)	318,312

Brian J. Harris	3/11/2015	174,570(3)	58,190(3)	—	18.00	3/11/2025	—	—	—	—

	2/24/2016	18,930(5)	9,465(5)	—	17.07	2/24/2026	—	—	—	—

	2/24/2016	—	—	—	—	—	5,677(6)	69,827	—	—

	2/28/2017	6,406(5)	12,810(5)	—	23.89	2/28/2027	—	—	—	—

	2/28/2017	—	—	—	—	—	7,686(6)	94,538	—	—

	2/28/2017	—	—	—	—	—	—	—	11,879(7)	146,112

	2/28/2018	—	—	—	—	—	14,027(6)	172,532	—	—

	2/28/2018	—	—	—	—	—	—	—	7,014(8)	86,272

Karl H. Watson, Jr.	1/08/18	—	—	—	—	—	64,164(6)	789,217	—	—

Michael J. Brady	3/11/2015	305,304(3)	101,768(3)	—	18.00	3/11/2025	—	—	—	—

	3/11/2015	6,852(4)	—	—	18.00	3/11/2025	—	—	—	—

	2/24/2016	8,999(5)	4,499(5)	—	17.07	2/24/2026	—	—	—	—

	2/24/2016	—	—	—	—	—	2,699(6)	33,198	—	—

	2/28/2017	3,194(5)	6,386(5)	—	23.89	2/28/2027	—	—	—	—

	2/28/2017	—	—	—	—	—	3,832(6)	47,134	—	—

	2/28/2017	—	—	—	—	—	—	—	5,942(7)	73,087

	2/28/2018	—	—	—	—	—	9,984(6)	122,803	—	—

	2/28/2018	—	—	—	—	—	—	—	4,992(8)	61,402

M. Shane Evans	3/11/2015	177,961(3)	61,723(3)	—	18.00	3/11/2025	—	—	—	—

	2/24/2016	9,436(5)	4,718(5)	—	17.07	2/24/2026	—	—	—	—

	2/24/2016	—	—	—	—	—	2,830(6)	34,809	—	—

	2/28/2017	3,162(5)	6,323(5)	—	23.89	2/28/2027	—	—	—	—

	2/28/2017	—	—	—	—	—	3,794(6)	46,666	—	—

	2/28/2017	—	—	—	—	—	—	—	5,863(7)	72,115

	2/28/2018	—	—	—	—	—	8,654(6)	106,444	—	—

	2/28/2018	—	—	—	—	—	—	—	4,327(8)	53,222

Damian J. Murphy(9)	3/11/2015	—	71,349(3)	—	18.00	12/31/2019	—	—	—	—

	2/24/2016	4,453(5)	—	—	17.07	5/24/2019	—	—	—	—

	2/24/2016	—	—	—	—	—	—	—	—	—

	2/28/2017	2,987(5)	—	—	23.89	5/28/2019		—	—	—

	2/28/2017	—	—	—	—	—	—	—	—	—

	2/28/2017	—	—	—	—	—	—	—	2,327(7)	28,622

(1)
Reflects the expiration date of the Leverage Restoration Options and stock options, which, other than for Mr. Murphy, is ten years from the date of grant. The warrants expire on the tenth anniversary of the pricing of the Company's IPO. See "Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table—Pre IPO Long-Term Incentive Awards" for a description of these equity awards.

(2)
Amounts reported are based on the closing price of our Class A Common Stock on December 28, 2018 ($12.30), the last trading day of the fiscal year.

(3)
Reflects Leverage Restoration Options that vest over four years at a rate of 25% of the award on each of the first four anniversaries of the Reclassification, subject to the employee's continued employment through the applicable vesting date.

(4)
Reflects warrants issued in connection with the Reclassification as described in "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)." The warrants became exercisable on March 17, 2016.

(5)
Reflects stock options which vest over three years in equal annual installments on the anniversary of the grant date.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 37

(6)
Reflects RSUs which vest over three years in equal annual installments on the anniversary of the grant date.

(7)
Reflects performance units which vest according to Relative TSR at the end of a three-year performance period. In the table above, the number and market value of units that vest based on Relative TSR reflect threshold performance, because actual performance during the performance periods that have elapsed through December 29, 2018 was below threshold. The actual numbers of shares that will be distributed with respect to the 2017 performance units are not yet determinable.

(8)
Reflects performance units which vest according to Relative TSR at the end of a three-year performance period. In the table above, the number and market value of units that vest based on Relative TSR reflect threshold performance, because actual performance during the performance periods that have elapsed through December 29, 2018 was below threshold. The actual numbers of shares that will be distributed with respect to the 2018 performance units are not yet determinable.

(9)
Upon Mr. Murphy's departure date of March 31, 2018, the final tranche of his Leverage Restoration Options, the final tranche of his stock options and RSUs granted in 2016 and the second tranche of his stock options and RSUs granted in 2017 were accelerated and became vested. Accelerated options granted in 2016 and 2017 are not exercisable prior to the respective dates on which such options otherwise would have vested in accordance with the terms of the original award agreements and must be exercised or forfeited within three months thereafter. Accelerated Leverage Restoration Options will not be exercisable until September 30, 2019 and must be exercised or forfeited within three months thereafter.

2018 Option Exercises and Stock Vested

The following table provides information regarding the amounts recognized by our NEOs upon the exercise of stock options and the vesting of stock awards during 2018.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)

Thomas W. Hill	447,959	5,876,290	24,634	780,755

Brian J. Harris	—	—	25,502	807,253

Karl H. Watson, Jr.	—	—	—	—

Michael J. Brady	—	—	6,062	192,038

M. Shane Evans	—	—	5,595	177,281

Damian J. Murphy	—	—	5,606	177,429

(1)
Represents Leverage Restoration Options and stock options.

(2)
The value realized on exercise is based on the closing market price of our Class A common stock on the applicable exercise date minus the exercise price of the option.

(3)
Represents time-vesting LP Units and RSUs.

(4)
The value realized on vesting is based on the closing market price of our Class A common stock on the applicable vesting date.

2018 Non-Qualified Deferred Compensation

The following table provides information regarding contributions, earnings and balances for our NEOs with respect to our DCP, the only defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)

Thomas W. Hill	255,096	—	(45,896)	—	533,540

Brian J. Harris	283,250	—	(71,982)	—	731,551

(1)
These amounts are also reported in the "Salary" column for 2018 in the "Summary Compensation Table."

(2)
Amounts in this column are not reported as compensation for fiscal 2018 in the "Summary Compensation Table" since they do not reflect above-market or preferential earnings.

(3)
Mr. Hill commenced participation in the DCP in fiscal 2017 and $273,504 was previously reported in the "Salary" column for 2017 with respect to Mr. Hill in the "Summary Compensation Table." Mr. Harris commenced participation in the DCP in fiscal 2016 and $173,015 was previously reported in the "Salary" column for 2016 and $275,000 was previously reported in the "Salary" column for 2017 with respect to Mr. Harris in the "Summary Compensation Table."

Pursuant to the DCP, an eligible participant may elect to defer up to 50% of such participant's base salary compensation (in 5% increments) and up to 100% of such participant's designated discretionary bonus award compensation and annual incentive award compensation (in 5% increments). Deferral elections are generally made by participants prior to the close of the taxable year preceding the taxable year for which the applicable compensation is earned. The DCP also permits Company-provided credits to participants' accounts, but no such credits are currently being made. Participants are permitted to make individual investment elections that will determine the rate of return on their deferral amounts under the DCP and may change their investment elections at any time. Deferrals are only deemed to be invested in the investment options selected. Participants have no ownership interest in any of the funds as investment elections are used solely to measure the amounts of investment earnings or losses that will be credited or debited to the participants' accounts on the Company's books and records. Investment funds are valued each day that the NYSE is open for trading. Participant deferrals under the DCP and the earnings thereon are always 100% vested.

38 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

The table below shows the funds in which our NEOs invested during 2018, and their rate of return from January 1, 2018 through December 31, 2018.

Name of Investment Fund	Rate of Return %

Alger Capital Appreciation Z	-0.66%

American Beacon Mid-Cap Value Instl	-19.74%

American Century Real Estate R6	-4.65%

American Funds Income Fund of Amer R6	-4.81%

American Funds New World R6	-11.97%

Columbia Dividend Income Y	-4.28%

Fidelity Advisor International Discv Z	-17.04%

Janus Henderson Triton N	-5.04%

Pioneer Bond K	-0.48%

T. Rowe Price New Era	-16.21%

Templeton Global Bond R6	1.57%

Undiscovered Managers Behavioral Val R6	-15.20%

Vanguard 500 Index Investor	-4.52%

Vanguard Market Neutral Inv	0.59%

Vanguard Mid Cap Index Investor	-9.34%

Vanguard Mid-Cap Growth Index Investor	-5.74%

Vanguard Small Cap Index Fund	-9.43%

Vanguard Target Retirement 2015 Inv	-2.97%

Vanguard Target Retirement 2025 Inv	-5.15%

Vanguard Target Retirement 2035 Inv	-6.58%

Vanguard Target Retirement 2045 Inv	-7.90%

Western Asset High Yield IS	-3.00%

A DCP participant may elect, at the time of such participant's deferral elections, to receive benefit distributions upon (i) separation from service with the Company or (ii) following the earlier of (a) a specified date that occurs no earlier than at least three years from the end of the calendar year in which the deferred compensation is credited or (b) separation from service with the Company. Additionally, a DCP participant may elect, at the time of such participant's deferral elections, to receive benefit distributions in the form of (i) a single lump sum payment or (ii) for distributions following retirement, annual installments with an installment term of between two and 15 years. A participant may elect to change the benefit distribution date and/or form under certain circumstances specified in the DCP. In addition, in the event of certain unforeseeable emergencies, a participant may apply for immediate distribution in an amount necessary to satisfy such financial hardship and the tax liability attributable to such distribution. In the event of a participant's death or disability, the entire value of such participant's account will be distributed in a single lump sum.

Potential Payments Upon Termination or Change in Control

EXECUTIVE SEVERANCE PLAN

The Board, upon the recommendation of the Compensation Committee, adopted the Severance Plan in December 2017, which provides severance benefits to certain executive officers of the Company and its affiliates in the event that an eligible employee experiences a termination of employment by the Company without "cause" (and other than due to death or disability) or by the employee as a result of a "constructive termination" (as such terms are defined in the Severance Plan) (each, a "Qualifying Termination"). In the event that a Qualifying Termination occurs during the two-year period beginning on the date of a change in control (each such termination, a "Qualifying Change in Control Termination"), the Severance Plan provides enhanced severance benefits. In connection with implementing the Severance Plan, all participants in the Severance Plan waived the provisions of any applicable employment agreement that would have applied under the conditions set forth under the Severance Plan, other than any provisions in such employment agreements which were intended to survive the termination of such employment agreement.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 39

Each participant in the Severance Plan (a "Participant") is designated as a Tier 1 Participant or Tier 2 Participant. Tier 1 Participants are limited to the Chief Executive Officer. Tier 2 Participants are limited to Executive Vice Presidents. Accordingly, Mr. Hill is a Tier 1 Participant and Messrs. Brady, Evans, Harris, and Watson are each Tier 2 Participants. In addition, Mr. Murphy was a Tier 2 Participant.

In the event of a Qualifying Termination, Participants are provided with the following payments and benefits:

  •
  a pro-rata payment representing the amount otherwise payable under the annual bonus program for the fiscal year in which termination of the Participant's employment occurs, based on actual performance and payable concurrently with cash bonus payments to other employees (but in all events on or about March 15 of the immediately following fiscal year) (a "Pro-Rata Bonus"), and to the extent not previously paid, the amount otherwise payable under the annual bonus program for the immediately preceding fiscal year, payable concurrently with cash bonus payments to other employees (a "Prior Year Bonus");

  •
  a cash payment of (i) for a Tier 1 Participant, 2.5 times the Participant's annual base salary, payable over a period of 30 months, and (ii) for a Tier 2 Participant, 2 times the Participant's annual base salary, payable over a period of 24 months; and

  •
  a cash payment in an amount equal to the total amount of the monthly COBRA insurance premiums for participation in the life, health, dental and disability benefit programs of the Company in which the Participant participated as of the date of termination, payable monthly in accordance with the Company's payroll practices, (i) for a Tier 1 Participant, for up to 30 months, and (ii) for a Tier 2 Participant, for up to 24 months (the "COBRA Benefits").

In the event of a Qualifying Change in Control Termination, Participants are provided with the following payments and benefits:

  •
  a Pro-Rata Bonus, and, if applicable, a Prior Year Bonus;

  •
  a cash payment of (i) for a Tier 1 Participant, 2.5 times the sum of the Participant's annual base salary and target annual bonus, and (ii) for a Tier 2 Participant, 2 times the sum of the Participant's annual base salary and target annual bonus, in each case of (i) and (ii), payable in a lump sum no later than the 60th day following the date of termination; and

  •
  the COBRA Benefits.

The payments and benefits provided under the Severance Plan are subject to each Participant's execution and delivery of a release of claims and each Participant's compliance with non-competition, non-disparagement, non-solicitation and confidentiality covenants applicable pursuant to each Participant's Participation Notice and Agreement under the Severance Plan. The non-disparagement and confidentiality covenants each have an indefinite term and the non-competition and non-solicitation covenants each have a term of 12 months following the Participant's date of termination (18 months for Mr. Hill). Additionally, the Severance Plan provides that if a Participant is subject to an excise tax under Section 4999 of the Code, then the payments and benefits the Participant receives may be reduced so that the excise tax does not apply; however, such reduction will only occur if it results in the receipt of a greater after-tax severance than would otherwise be provided.

DEPARTURE OF DAMIAN J. MURPHY

In January 2018, the Company announced that Damian J. Murphy would leave his role as the Company's Executive Vice President and East Division President, effective March 31, 2018. In connection with his departure from the Company, Mr. Murphy and Summit Holdings and, solely for certain purposes specified therein, the Company, entered into the Agreement and Release dated January 17, 2018. Pursuant to the Agreement and Release, the Company agreed to provide Mr. Murphy with his pro-rata fiscal year 2018 bonus of $58,824 based on target performance for such fiscal year instead of based on actual performance as provided in the Severance Plan. Mr. Murphy's base salary as of the date of his separation was $397,605 per year. For purposes of the Company's Executive Severance Plan (the "Severance Plan"), Mr. Murphy's departure from the Company constitutes a "Qualifying Termination" and entitles him to the payments and benefits thereunder; provided, however, the Company has agreed to provide Mr. Murphy with his pro-rata fiscal year 2018 bonus based on target performance for such fiscal year instead of based on actual performance as provided in the Severance Plan.

In addition, all of Mr. Murphy's outstanding unvested equity awards, other than (i) the final one-third tranche of each of his stock options and RSUs, in each case, granted in 2017 and (ii) his performance units, received accelerated vesting as of his departure date. Accelerated options granted in 2016 and 2017 are not exercisable prior to the respective dates on which such options otherwise would have vested in accordance with the terms of the original award agreements. Accelerated Leverage Restoration Options will not be exercisable until the end of the extended non-competition period described below. A pro-rated portion of Mr. Murphy's outstanding performance units will remain eligible to vest at the end of the performance period in accordance with their terms, based on actual performance.

In consideration of the aforementioned payments and benefits, including the accelerated treatment of his equity awards, Mr. Murphy agreed to extend compliance with the non-competition and non-solicitation covenants under the Severance Plan by an additional six months, for a total term of 18 months following Mr. Murphy's March 31, 2018 departure from the Company.

40 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Treatment of Long-Term Incentive Awards Upon Termination or Change in Control

Each of the RSUs, stock options and performance units granted in 2018 is subject to restrictive covenants related to post-employment (i) employee, client and consultant non-solicitation and (ii) non-competition, in each case for 12 months following any termination of employment and indefinite covenants covering confidentiality and non-disparagement (participant only). Further, the equity awards and all proceeds therefrom are generally subject to the Company's clawback policy, as in effect from time to time, to the extent the participant is a director or "officer" as defined under Rule 16a-1(f) of the Exchange Act. Additional provisions regarding the treatment of the equity awards upon a termination of employment are outlined in the table below.

Award Type	Termination or Change in Control Provisions

Stock Options

•

Death or Disability: Unvested portion will immediately vest; vested stock options remain exercisable for one year thereafter.(1)

•

Retirement(2): Unvested portion will continue to vest according to the original vesting schedule; vested stock options remain exercisable for five years after the later of (i) the termination date and (ii) the date the option becomes vested and exercisable.

•

Constructive Termination(3) / By the Company Without Cause: Prorated portion of the number of options that would otherwise vest on the next applicable vesting date will immediately vest(4); vested stock options remain exercisable for three months thereafter.

•

Change in Control: Accelerated only if (i) not continued, converted, assumed, or replaced by the Company or successor entity or (ii)  employment is terminated by the Company or successor entity without cause or by the participant as a result of a "constructive termination" during the two-year period following a change in control; vested stock options remain exercisable for three months thereafter.

•

By the Company For Cause / by Participant When Grounds for Cause Exist: Vested and unvested portions are forfeited.

RSUs

•

Death or Disability: Unvested portion will immediately vest.

•

Retirement: Unvested portion will continue to vest according to the original vesting schedule.

•

Constructive Termination / By the Company Without Cause: Prorated portion of the number of RSUs that would otherwise vest on the next applicable vesting date will immediately vest.

•

Change in Control: Accelerated only if (i) not continued, converted, assumed, or replaced by the Company or successor entity or (ii) employment is terminated by the Company or successor entity without cause or by the participant as a result of a "constructive termination" during the two-year period following a change in control.

•

By the Company For Cause: Vested and unvested portions are forfeited.

Performance Units

•

Death or Disability(5): Prorated portion will vest at the end of the performance period, based on actual performance.

•

Retirement: Prorated portion will vest at the end of the performance period, based on actual performance.

•

Constructive Termination / By the Company Without Cause: Prorated portion will vest at the end of the performance period, based on actual performance.

•

Change in Control: (i) Full vesting at target only if not continued, converted, assumed, or replaced by the Company or successor entity and (ii) pro-rata vesting at target if employment is terminated by the Company or successor entity without cause or by the participant as a result of a "constructive termination" during the two-year period following a change in control.

•

By the Company For Cause: Vested and unvested portions are forfeited.

(1)
Stock options do not remain exercisable past the original expiration date. In addition, the exercisability period expires immediately upon the occurrence of a "restrictive covenant violation" (as defined in the award agreement).

(2)
"Retirement" is generally defined in the equity awards as termination of employment, other than for cause or while grounds for cause exist, and other than due to the participant's death or disability, following the date on which (i) the participant attains age 62 and (ii) the number of completed years of employment with the Company and its affiliates is at least five. For stock options and RSUs, continuation of vesting after termination of employment is subject to the non-occurrence of a "restrictive covenant violation."

(3)
"Constructive termination" is generally defined in the equity awards as (i) having the meaning set forth in any employment agreement entered into by and between the participant and the Company or an affiliate, or (ii) if no such agreement exists, any of the following, without the participant's prior written consent: (a) a material reduction in base salary or, to the extent applicable, target bonus opportunity (other than in connection with an across-the-board reduction in

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 41

  compensation of similarly-situated employees of, on an individual-by-individual basis, less than 10%), (b) a material diminution of authority, duties, or responsibilities, (c) a relocation of the participant's primary place of business by more than 50 miles from its then-current location, or (d) any material breach by the Company of any written agreement relating to the participant's compensation (including any equity awards). "Constructive termination" provisions are limited to the Chief Executive Officer and his direct reports and other Section 16 officers.

(4)
Prorated based on the number of days in the applicable year or in the performance period, as applicable, that have elapsed prior to termination of employment.

(5)
Vesting of the prorated portion at the end of the performance period is subject to the non-occurrence of a "restrictive covenant violation," in the case of each applicable termination scenario.

42 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TERMINATION BENEFITS TABLE

The following table describes the potential payments and benefits under the Company's Severance Plan and equity award agreements to which the NEOs would have been entitled assuming an eligible termination of employment or change in control occurred on December 28, 2018, the last business day of fiscal 2018. A description of the provisions governing such payments under our agreements and any material conditions or obligations applicable to the receipt of payments are described above under "Executive Severance Plan" and "Treatment of Long-Term Incentive Awards Upon Termination or Change in Control."

The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs. These include accrued but unpaid salary and distributions of vested plan balances under our 401(k) savings plans.

				Acceleration of Long-Term Incentive Awards

Named Executive Officer	Cash Severance Payment ($)(1)	Pro-rata Bonus ($)(2)	COBRA Benefit ($)(3)	RSUs ($)	Stock Options ($)(*)	Performance Units ($)(4)	Total

Thomas W. Hill

Qualifying Termination	2,250,000	—	69,453	429,335	—	—	2,748,788

Qualifying Change in Control Termination	5,625,000	—	69,453	1,065,709	—	1,573,145(6)	8,333,307

Change in Control	—	—	—	1,065,709	—	1,573,145(6)	2,638,854

Termination Upon Death or Disability(5)	—	—	—	1,065,709	—	—	1,065,709

Brian J. Harris

Qualifying Termination	1,133,000	—	30,673	145,506	—	—	1,309,179

Qualifying Change in Control Termination	1,982,750	—	30,673	336,897	—	534,460(6)	2,884,780

Change in Control	—	—	—	336,897	—	534,460(6)	871,357

Termination Upon Death or Disability(5)	—	—	—	336,897	—	—	336,897

Karl H. Watson, Jr.

Qualifying Termination	1,100,000	—	55,563	263,072	—	—	1,418,635

Qualifying Change in Control Termination	1,925,000	—	55,563	789,217	—	—	2,769,780

Change in Control	—	—	—	789,217	—	—	789,217

Termination Upon Death or Disability(5)	—	—	—	789,217	—	—	789,217

Michael J. Brady

Qualifying Termination	1,000,000	—	55,563	81,416	—	—	1,136,979

Qualifying Change in Control Termination	1,600,000	—	55,563	203,135	—	298,238(6)	2,156,936

Change in Control	—	—	—	203,135	—	298,238(6)	501,373

Termination Upon Death or Disability(5)	—	—	—	203,135	—	—	203,135

M. Shane Evans

Qualifying Termination	866,822	—	55,563	78,020	—	—	1,000,405

Qualifying Change in Control Termination	1,386,915	—	55,563	187,919	—	286,123(6)	1,916,520

Change in Control	—	—	—	187,919	—	286,123(6)	474,042

Termination Upon Death or Disability(5)	—	—	—	187,919	—	—	187,919

(*)
As of December 28, 2018, the closing price of one share of the Company's Class A common stock was below the exercise price for all outstanding stock options. Therefore, the values presented are zero.

(1)
In the event of a "constructive termination" or termination by the Company without "cause" (each term as defined in the Severance Plan), the cash severance payment includes the following:

•
Mr. Hill—a cash payment of 2.5 times his annual base salary, payable over a period of 30 months.

•
Messrs. Harris, Watson, Brady and Evans—a cash payment of 2 times each NEO's annual base salary, payable over a period of 24 months.

In the event of a constructive termination or termination by the Company without cause during the two-year period beginning on the date of a change in control of the Company, the cash severance payment includes the following:

  •
  Mr. Hill—a cash payment payable in a lump sum no later than the 60th day following the date of termination equal to 2.5 times the sum of his annual base salary and target annual bonus for 2018.

  •
  Messrs. Harris, Watson, Brady and Evans—a cash payment payable in a lump sum no later than the 60th day following the date of termination equal to 2 times the sum of each NEOs annual base salary and target annual bonus for 2018.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 43

(2)
Pro-rata bonus represents the amount otherwise payable under the annual bonus program for the fiscal year in which termination of the Participant's employment occurs, based on actual performance and payable concurrently with cash bonus payments to other employees (but in all events prior to March 15 of the immediately following fiscal year).

(3)
COBRA benefit represents a cash payment in an amount equal to the total amount of the monthly COBRA insurance premiums for participation in the life, health, dental and disability benefit programs of the Company in which the NEO participated as of the date of termination, payable monthly in accordance with the Company's payroll practices. The terms of these payments are the following:

•
Mr. Hill—for up to 30 months.

•
Messrs. Harris, Watson, Brady and Evans—for up to 24 months.

(4)
In the event of a Qualifying Change in Control Termination or a Change in Control, the amount reported assumes performance units are not continued, converted, assumed, or replaced by the Company or successor entity and therefore reflects full vesting at target.

(5)
In the event of the death of Messrs. Hill and Evans, in addition to amounts reported in the table above, Messrs. Hill and Evans will receive benefits from third-party payors under our employer-paid premium life insurance plans. If such benefits were triggered for Messrs. Hill and Evans on December 28, 2018 under our life insurance plans the legally designated beneficiary(ies) of Messrs. Hill and Evans would have received $1,500,000 and $952,000, respectively.

(6)
As indicated under note (4) above, the amount reported includes the target value of the 2016 Performance Units, which were subsequently not earned as of December 31, 2018, the end of the performance period. The value of 2016 Performance Units for each NEO was $516,384 (Mr. Hill), $203,826 (Mr. Harris), $96,895 (Mr. Brady), and $101,588 (Mr. Evans) at December 28, 2018.

CEO Pay Ratio

The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

In 2017, we identified our median employee using our global employee population as of December 5, 2017. There was no significant change in our employee population or compensation arrangement in 2018, and there have been no changes in the median employee's circumstances during 2018, that we reasonably believe would result in a significant change in our pay ratio disclosure. Accordingly, we have used the same median employee we identified in 2017 for purposes of calculating our CEO pay ratio for 2018. We identified our median employee for the 2017 pay ratio analysis using the methodology and the material assumptions, adjustments, and estimates described below.

To determine our median employee pay in 2017, we chose taxable wages as our consistently applied compensation measure. We then calculated an annual taxable wage for each employee, annualizing pay for those full-time or part-time permanent employees who commenced work during 2017 or who were on leave for a portion of 2017. We used a valid statistical sampling method to identify the group of employees within a 5% range of the estimated median level of taxable wages for our employee population. The historical compensation of this group was then analyzed to identify a median employee whose annual total compensation was reasonably representative of the median annual total compensation in respect of 2017 and was also reasonably likely to remain representative of the median in future years.

We calculated the median employee's annual total compensation for 2018 in accordance with the requirements of the Summary Compensation Table. For 2018, the median employee's annual total compensation was $61,599 and the annual total compensation of our CEO was $4,689,562, which amount varies from his total compensation amount as reflected in the Summary Compensation Table because each of these amounts includes the value of non-discriminatory employer paid health benefits. Accordingly, for 2018, the ratio of CEO pay to median employee pay was 76:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on such employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

44 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR AUDITORS

ITEM 3
RATIFICATION OF APPOINTMENT OF
KPMG LLP

Under the rules and regulations of the SEC, the NYSE and the Public Company Accounting Oversight Board (the "PCAOB"), the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. In addition, the Audit Committee considers the independence of our independent registered public accounting firm and participates in the selection of the independent registered public accounting firm's lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by our stockholders of the appointment of, the registered public accounting firm of KPMG to serve as independent registered public accounting firm for the fiscal year ending December 28, 2019. KPMG has served as our independent registered public accounting firm since 2012.

The Board and the Audit Committee believe that the continued retention of KPMG as the Company's independent registered public accounting firm is in the best interests of the Company and its stockholders. If stockholders do not ratify the selection of KPMG, the Audit Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2019 fiscal year. In addition, even if stockholders ratify the selection of KPMG as independent registered public accounting firm, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select KPMG or another registered public accounting firm as our independent registered public accounting firm.

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION
OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
YEAR ENDING DECEMBER 28, 2019

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 45

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of KPMG are expected to attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.

Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit to the Audit Committee for approval a list of services and related fees expected to be rendered during that year within each of the following four categories of services:

  •
  Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.

  •
  Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

  •
  Tax services include all services, except those services specifically related to the financial statements, performed by the independent registered public accounting firm's tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; tax planning; and tax compliance and reporting.

  •
  All Other services are those services not captured in the Audit, Audit-Related or Tax categories.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category and the fees of each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services in the table below were pre-approved by the Audit Committee.

(in thousands)	2018	2017

Audit Fees(1)	$3,974	$3,988

Tax Fees	—	—

Audit-Related Fees	—	—

All Other Fees	—	—

Total	$3,974	$3,988

(1)
Represents the aggregate fees billed for professional services by KPMG for the audit of our financial statements, reviews of our quarterly financial statements and services associated with other SEC filings, including registration statements. Fees related to registration statements totaled $0 in 2018 and $115,000 in 2017.

46 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company's independent registered public accounting firm is engaged to audit and report on the conformity of the Company's financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company's internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the year ended December 29, 2018 (the "Audited Financial Statements"), management's assessment of the effectiveness of the Company's internal control over financial reporting, and the independent registered public accounting firm's evaluation of the Company's system of internal control over financial reporting. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (the "PCAOB") Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 29, 2018, for filing with the Securities and Exchange Commission.

The Audit Committee
John R. Murphy, Chair Joseph S. Cantie Anne K. Wade Susan A. Ellerbusch

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 47

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Exchange Agreement

In connection with the IPO, we entered into an Exchange Agreement with the holders of LP Units pursuant to which each holder of LP Units (and certain permitted transferees thereof) may, subject to the terms of the Exchange Agreement, exchange their LP Units for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. The Exchange Agreement also provides that a holder of LP Units will not have the right to exchange LP Units if the Company determines that such exchange would be prohibited by law or regulation or would violate other agreements with the Company or its subsidiaries to which such holder may be subject. The Company may impose additional restrictions on exchange that it determines to be necessary or advisable so that Summit Holdings is not treated as a "publicly traded partnership" for U.S. federal income tax purposes. As a holder exchanges LP Units for shares of Class A Common Stock, the number of LP Units held by the Company is correspondingly increased as it acquires the exchanged LP Units. In accordance with the Exchange Agreement, any holder who surrenders all of its LP Units for exchange must concurrently surrender all shares of Class B Common Stock held by it (including fractions thereof) to the Company.

Registration Rights Agreement

In connection with the IPO, we entered into a registration rights agreement with our pre-IPO owners and the former holders of Class B Units of Continental Cement Company, L.L.C. (the "Former CCC Minority Holders") pursuant to which we granted them, their affiliates and certain of their transferees the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act of 1933, as amended (the "Securities Act"), the offering of shares of Class A Common Stock delivered in exchange for LP Units.

Tax Receivable Agreement

In connection with the IPO, we entered into a tax receivable agreement with the holders of LP Units that provides for the payment to exchanging holders of LP Units of 85% of the benefits, if any, that the Company is deemed to realize as a result of the increases in tax basis resulting from exchanges of LP Units and certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. Certain current and former holders of LP Units, who include certain of our executive officers and directors, are expected to receive payments under the tax receivable agreement in the future. The increases in tax basis as a result of an exchange of LP Units for shares of Class A Common Stock, as well as the amount and timing of any payments under the tax receivable agreement, are difficult to accurately estimate as they will vary depending upon a number of factors, including:

  •
  the timing of exchanges—for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Summit Holdings at the time of each exchange;

  •
  the price of shares of our Class A Common Stock at the time of the exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of Summit Holdings, is directly proportional to the price of shares of our Class A Common Stock at the time of the exchange;

  •
  the extent to which such exchanges are taxable—if an exchange is not taxable for any reason, increased deductions will not be available;

  •
  the amount and timing of our income—the Company is required to pay 85% of the cash tax savings as and when realized, if any. If the Company does not have taxable income, the Company is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the tax receivable agreement for that taxable year because no cash tax savings will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in cash tax savings that will result in payments under the tax receivable agreement; and

  •
  the effective tax rate—the benefit that the Company realizes is dependent on the tax rate in effect at the time taxable income is generated.

48 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

We anticipate funding payments under the tax receivable agreement from cash flows from operations, available cash and available borrowings under our senior secured revolving credit facilities. As of December 29, 2018, we had accrued $310.4 million as tax receivable agreement liability. Other than $695,000 which was paid in February 2019, the tax receivable agreement liability is a long-term liability as no additional payments are expected in the next twelve months.

In addition, the tax receivable agreement provides that upon certain changes of control, the Company's (or its successor's) obligations would be based on certain assumptions, including that the Company would have sufficient taxable income to fully utilize the deductions arising from the tax deductions, tax basis and other tax attributes subject to the tax receivable agreement. With respect to our obligations under the tax receivable agreement relating to previously exchanged or acquired LP Units and certain net operating losses, we would be required to make a payment equal to the present value (at a discount rate equal to one year LIBOR plus 100 basis points) of the anticipated future tax benefits determined using assumptions (ii) through (v) of the following paragraph.

Furthermore, the Company may elect to terminate the tax receivable agreement early by making an immediate payment equal to the present value of the anticipated future cash tax savings. In determining such anticipated future cash tax savings, the tax receivable agreement includes several assumptions, including that (i) any LP Units that have not been exchanged are deemed exchanged for the market value of the shares of Class A Common Stock at the time of termination, (ii) the Company will have sufficient taxable income in each future taxable year to fully realize all potential tax savings, (iii) the Company will have sufficient taxable income to fully utilize any remaining net operating losses subject to the tax receivable agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the early termination or change of control, (iv) the tax rates for future years will be those specified in the law as in effect at the time of termination and (v) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax savings are discounted at a rate equal to LIBOR plus 100 basis points.

Under the terms of the tax receivable agreement, the Company can terminate the tax receivable agreement at any time, which would trigger a cash payment to the pre-IPO owners. Based upon a $12.30 per share price of our Class A common stock, the closing price of our stock on December 28, 2018 (the last business day of our fiscal year) and a contractually defined discount rate of 3.11%, the Company estimates that if it were to exercise its right to terminate the tax receivable agreement, the aggregate amount required to settle the tax receivable agreement would be approximately $259 million.

Summit Materials Holdings L.P. Amended and Restated Limited Partnership Agreement

The Company holds LP Units in Summit Holdings and is the sole general partner of Summit Holdings. Accordingly, the Company operates and controls all of the business and affairs of Summit Holdings and, through Summit Holdings and its operating entity subsidiaries, conducts our business.

Pursuant to the limited partnership agreement of Summit Holdings, the Company has the right to determine when distributions will be made to holders of LP Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of LP Units pro rata in accordance with the percentages of their respective limited partnership interests. The holders of LP Units, including the Company, incur U.S. federal, state and local income taxes on their share of any taxable income of Summit Holdings. The limited partnership agreement of Summit Holdings provides for tax distributions to the holders of the LP Units in an amount generally calculated to provide each holder of LP Units with sufficient cash to cover its tax liability in respect of the LP Units. These tax distributions are generally only paid to the extent that other distributions made by Summit Holdings were otherwise insufficient to cover the estimated tax liabilities of all holders of LP Units. In general, these tax distributions are computed based on our estimate of the net taxable income allocated to the Company multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate applicable to a corporate resident in New York, New York. In the year ended December 29, 2018, Summit LLC paid distributions to Summit Holdings totaling $69,000, all of which was distributed to Summit Holdings' partners, other than the Company.

The limited partnership agreement of Summit Holdings also provides that substantially all expenses incurred by or attributable to the Company, but excluding obligations incurred under the tax receivable agreement by the Company, income tax expenses of the Company and payments on indebtedness incurred by the Company, will be borne by Summit Holdings.

The Company as the general partner may (i) at any time, require all holders of LP Units, other than holders who are current employees or service providers, to exchange their units for shares of our common stock or (ii) with the consent of partners in Summit Holdings whose vested interests exceed 66 2/3% of the aggregate vested interests in Summit Holdings, require all holders of interests in Summit Holdings to transfer their interests, provided that the prior written consent of each holder that is an affiliate of Blackstone affected by any such proposed transfer will be required. These provisions are designed to ensure that the general partner can, in the context of a sale of the Company, sell Summit Holdings as a wholly-owned entity subject to the approval of the holders thereof.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 49

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

Warrant Issuances

In connection with the modification of the capital structure of Summit Holdings at the time of our IPO, we issued warrants to purchase an aggregate of 160,333 shares of Class A Common Stock to limited partners of Summit Holdings who held Class C limited partnership interests of Summit Holdings. Holders of the Class C limited partnership interests include Thomas W. Hill, a limited liability company controlled by Ted A. Gardner, and Michael J. Brady, who received warrants to purchase 29,463, 27,408, and 6,852 shares of Class A Common Stock, respectively. The warrants were issued in substitution for part of the economic benefit of the Class C interests that was not reflected in the conversion of the Class C interests to LP Units. The exercise price of the warrants is equal to the IPO price of $18.00 per share. The warrants became exercisable from and after March 17, 2016 and will expire on March 11, 2025.

Other

Thomas A. Beck, our Executive Vice President and President of our Cement Division, through the Thomas A. Beck Family, LLC (the "Beck LLC"), is a party to a Contribution and Purchase Agreement, dated December 18, 2014 that we entered into with the Former CCC Minority Holders (the "Contribution and Purchase Agreement"). In connection with the Contribution and Purchase Agreement, on March 17, 2015, Summit Holdings issued to the Former CCC Minority Holders $15.0 million in aggregate principal amount of non-interest bearing notes payable over six years. The pro rata share of the $15.0 million in notes that is due to the Beck LLC is $208,344, payable in six equal annual installments of $34,724 on each anniversary of March 17, 2015. During 2018, the third installment on the notes was paid to the Beck LLC.

Statement of Policy Regarding Transactions with Related Persons

We have adopted a written statement of policy regarding transactions with related persons, which we refer to as our "related person policy." Our related person policy requires that a "related person" (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our Chief Legal Officer any "related person transaction" (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The Chief Legal Officer will then promptly communicate that information to our Board. No related person transaction will be executed without the approval or ratification of our Board or a duly authorized committee of our Board. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

50 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR STOCKHOLDERS

HOLDINGS OF MAJOR STOCKHOLDERS

The following table sets forth the beneficial ownership of shares of our Class A Common Stock and LP Units by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company, (2) each of our directors and NEOs and (3) all of our directors and executive officers as a group as of March 25, 2019.

	Class A Common Stock(1)		LP Units(1)			Combined Voting Power(2)

Stockholder Name	Number	Percent	Number	Percent		Number	Percent

Southeastern Asset Management, Inc.(3)	12,820,469	11.4%	—	—		12,820,469	11.1%

Vanguard Group Inc.(4)	10,208,147	9.1%	—	—		10,208,147	8.8%

Janus Henderson Group PLC(5)	8,317,889	7.4%	—	—		8,317,889	7.2%

BlackRock, Inc.(6)	7,798,909	7.0%	—	—		7,798,909	6.8%

Adage Capital Partners, L.P.(7)	7,625,462	6.8%	—	—		7,625,462	6.6%

Prudential Financial, Inc./Jennison Associates LLC(8)	7,456,626	6.7%	—	—		7,456,626	6.5%

Thomas W. Hill(9)	791,286	*	544,425		*	1,335,711	1.2%

Howard L. Lance(10)(11)	261,206	*	135,772		*	396,978	*

Joseph S. Cantie(11)(12)	12,804	*	—	—		12,804	*

Anne M. Cooney(11)(13)	—	—	—	—		—	—

Susan A. Ellerbusch(11)(14)	—	—	—	—		—	—

Ted A. Gardner(11)(15)	42,003	*	162,752		*	204,755	*

John R. Murphy(11)(16)	25,523	*	4,274		*	29,797	*

Anne K. Wade(11)(17)	14,595	*	—	—		14,595	*

Steven H. Wunning(11)(18)	12,781	*	—	—		12,781	*

Michael J. Brady(19)	445,101	*	283,649		*	728,750	*

Brian J. Harris(20)	412,842	*	332,699		*	745,541	*

M. Shane Evans(21)	278,318	*	78,525		*	356,843	*

Damian J. Murphy(22)	21,277	*	59,042		*	80,319	*

Karl H. Watson(23)	51,236	*	—	—		51,236	*

All Directors and Executive Officers as a Group (15 persons)(24)	2,444,965	2.1%	1,630,467	1.4%		4,075,432	3.5%

*
Less than 1%

The percentage of beneficial ownership of (1) Class A Common Stock is based upon 111,696,488 shares issued and outstanding and (2) LP Units is based upon 115,114,504 LP Units outstanding (including 111,696,488 LP Units held by the Company), in each case as of March 25, 2019. Percentage of combined voting power is based upon 115,114,504 votes represented by outstanding securities, consisting of (1) 111,696,488 shares of Class A Common Stock issued and outstanding and (2) 3,418,016 LP Units outstanding and eligible to vote, excluding LP Units held by the Company, in each case as of March 25, 2019. The Company is the general partner of Summit Holdings, which indirectly owns 100% of the limited liability interests of Summit Materials, LLC ("Summit LLC"). Except as otherwise noted, (i) the information is as of March 25, 2019, and (ii) the address of each beneficial owner is c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd floor, Denver, Colorado 80202. Beneficial ownership is determined in accordance with the rules and regulations of the SEC.

(1)
Subject to the terms of the Exchange Agreement, LP Units are exchangeable for shares of our Class A Common Stock on a one-for-one basis. See "Certain Relationships and Related Person Transactions—Exchange Agreement." Beneficial ownership of LP Units reflected in this table is not reflected as beneficial ownership of shares of our Class A Common Stock for which such units may be exchanged. See "Executive Compensation—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)" for a description of the LP Units.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 51

(2)
Represents percentage of voting power of the Class A Common Stock and Class B Common Stock of the Company voting together as a single class and gives effect to voting power of the Class B Common Stock, excluding options that are vested or will vest within 60 days as well as outstanding warrants. The Class B Common Stock provides holders who also hold LP Units with a number of votes that is equal to the aggregate number of LP Units held by such holders. As of March 25, 2019, holders of the LP Units held all of the issued shares of our Class B Common Stock that were outstanding and the total number of votes that were represented by the Class B Common Stock was 3,197,766. In addition to the voting power of the Class B Common Stock conferred to him and the Hill Trust through their ownership of LP Units, Mr. Hill has sole voting power over 2,184,654 votes represented by the Class B Common Stock through revocable proxies granted to him by certain pre-IPO investors that hold LP Units, including members of management. Mr. Hill has no pecuniary interest in the LP Units held by such other LP Unit holders and disclaims any beneficial ownership in such LP Units.

(3)
The number of shares held was obtained from the Schedule 13G/A filing made by Southeastern Asset Management, Inc. ("Southeastern"), Longleaf Partners Small-Cap Fund ("Longleaf"), and O. Mason Hawkins ("Mr. Hawkins" and together with Southeaster and Longleaf, the "Southeastern Group") with the SEC dated February 14, 2019, which reports ownership as of December 31, 2018. Based solely on the Schedule 13G/A jointly filed with the SEC on February 14, 2019 by the Southeastern Group, as of that date, (a) Southeastern is a registered investment adviser, and all of the securities covered by the Schedule 13G/A are owned legally by Southeastern's investment advisory clients and none are owned directly or indirectly by Southeastern and (b) Mr. Hawkins is Chairman of the Board and C.E.O. of Southeastern. The Schedule 13G/A filed by the Southeastern Group indicates that (a) Southeastern has the sole power to vote or direct the vote of no shares of our Class A Common Stock, shared power to vote or direct the vote of 12,699,444 shares of our Class A Common Stock, no power to vote 121,025 shares of our Class A Common Stock, sole power to dispose or direct the disposition of 121,025 shares of our Class A Common Stock, and shared power to dispose or direct the disposition of 12,699,444 shares of our Class A Common Stock and (b) Longleaf has the sole power to vote or direct the vote none of our Class A Common Stock, shared power to vote or direct the vote of 12,699,444 shares of our Class A Common Stock, sole power to dispose or direct the disposition of no shares of our Class A Common Stock and shared power to dispose or direct the disposition of 12,699,444 shares of our Class A Common Stock. The address of each member of the Southeastern Group is 6410 Poplar Ave., Suite 900, Memphis, TN 38119.

(4)
The number of shares held was obtained from the holder's Schedule 13G/A filing with the SEC dated February 13, 2019, which reports ownership as of December 31, 2018. The Schedule 13G/A filing indicates that the holder, Vanguard Group Inc. ("Vanguard") has sole power to vote or direct the vote of 235,415 shares of our Class A Common Stock, shared power to vote or direct the vote of 20,373 shares of our Class A Common Stock, sole power to dispose or direct the disposition of 9,966,459 shares of our Class A Common Stock, and shared power to dispose or direct the disposition of 241,688 shares of our Class A Common Stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
The number of shares held was obtained from the holder's Schedule 13G filing with the SEC dated February 13, 2019, which reports ownership as of December 31, 2018. The Schedule 13G filing indicates that the holder, Janus Henderson Group plc ("Janus") had shared power to vote or direct the vote of 8,317,889 shares of our Class A Common Stock and shared power to dispose or direct the disposition of 8,317,889 shares of our Class A Common Stock. The address of Janus is 201 Bishopsgate EC2M 3AE, United Kingdom.

(6)
The number of shares held was obtained from the holder's Schedule 13G/A filing with the SEC dated February 6, 2019, which reports ownership as of December 31, 2018. The Schedule 13G filing indicates that the holder, BlackRock, Inc. ("BlackRock") had sole power to vote or direct the vote of 7,534,983 shares of our Class A Common Stock and sole power to dispose or to direct the disposition of 7,798,909 shares of our Class A Common Stock. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(7)
The number of shares held was obtained from the Schedule 13G/A filing made by Adage Capital Partners, L.P. ("ACP"), Adage Capital Partners GP, L.L.C. ("ACPGP"), Adage Capital Advisors, L.L.C. ("ACA"), Robert Atchinson ("Mr. Atchinson"), and Phillip Gross ("Mr. Gross" and together with ACP, ACPGP, ACA, and Mr. Atchinson, the "Adage Group") with the SEC dated February 13, 2019, which reports ownership as of December 31, 2018. Based solely on the Schedule 13G/A jointly filed with the SEC on February 13, 2019 by the Adage Group, (a) ACP directly owns the Class A Common Stock, (b) ACPGP is the general partner of ACP with respect to the shares of Class A Common Stock directly owned by ACP, (c) ACA is managing member of ACPGP with respect to the shares of Class A Common Stock directly owned by ACP, and (d) Mr. Atchinson and Mr. Gross are each a managing member of ACA with respect to the shares of Class A Common Stock directly owned by ACP. The Schedule 13G/A filed made by the Adage Group indicates that they have the shared power to vote or direct the vote of 7,625,462 shares of our Class A Common Stock and shared power to dispose or direct the disposition of 7,625,462 shares of our Class A Common Stock. The address of each member of the Adage Group is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

(8)
The number of shares held was obtained from the Schedule 13G/A filings made by Prudential Financial, Inc. ("Prudential") and Jennison Associates LLC ("Jennison") with the SEC dated January 31, 2019 and February 1, 2019, respectively, which report ownership as of December 31, 2018. Prudential indirectly owns 100% of equity interests of Jennison and certain other investment funds. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison and its other affiliates may have with respect to our Class A Common Stock. The Schedule 13G/A filed by Jennison indicates it has sole power to vote or direct the vote of 7,067,879 shares of our Class A Common Stock and shared power to dispose or direct the disposition of 7,444,095 shares of our Class A Common Stock. The Schedule 13G/A filed by Prudential indicates that it beneficially owns 7,456,626 shares of our Class A Common Stock, consisting of the 7,444,095 shares held by Jennison and 12,531 shares held by Quantitative Management Associates LLC (with respect to which Prudential has sole power to vote or direct the vote of 329,378 shares of our Class A Common Stock, shared power to vote or direct the vote 6,751,032 shares of our Class A Common Stock, sole power to dispose or direct the disposition of 329,378 shares of our Class A Common Stock, and shared power to dispose or direct the disposition of 7,127,248 shares of our Class A Common Stock). The address of Prudential is 751 Broad Street, Newark, NJ 07102. The address of Jennison is 466 Lexington Avenue, New York, NY 10017.

(9)
Includes (i) 594,264 options, including Leverage Restoration Options (as described in "Executive Compensation—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)") issued to Mr. Hill that are vested or will vest within 60 days, (ii) 29,463 warrants issued to Mr. Hill at the time of our IPO, (iii) 167,194 shares of our Class A Common Stock owned by Mr. Hill, (iv) 517,456 LP Units held by Mr. Hill, (v) 365 shares of our Class A Common Stock held by the Hill Trust, a trust for which Mr. Hill's spouse serves as trustee and as to which Mr. Hill could be deemed to have beneficial ownership, and (vi) 26,969 LP Units held by The Hill Trust. See "Certain Relationships and Related Person Transactions—Warrant Issuances." Amounts for Mr. Hill do not include 2,184,654 LP Units for which Mr. Hill has sole voting power through revocable proxies granted to him. See footnote (2).

(10)
Includes (i) 261,206 options issued to Mr. Lance that are vested or will vest within 60 days, (ii) 135,772 LP Units held by Mr. Lance, and (iii) 14,595 shares of our Class A Common Stock held by Mr. Lance.

(11)
Does not include unvested RSUs held by our non-employee directors in connection with their service as directors.

(12)
Includes 12,804 shares of our Class A Common Stock owned by Mr. Cantie.

(13)
The initial grant of 5,137 RSUs made to Ms. Cooney in connection with her appointment to the Board will vest on August 9, 2019.

(14)
The initial grant of 5,137 RSUs made to Ms. Ellerbusch in connection with her appointment to the Board will vest on August 9, 2019.

(15)
Includes (i) 14,595 shares of our Class A Common Stock held by Mr. Gardner, and (ii) 27,408 warrants and (iii) 162,752 LP Units held by Gardner Family Investments, LLC, a limited liability company controlled by Mr. Gardner. Mr. Gardner has sole voting and dispositive power over such warrants and LP Units.

(16)
Includes (i) 10,220 options issued to Mr. J. Murphy that are vested or will vest within 60 days, (ii) 4,274 LP Units held by Mr. J. Murphy and (iii) 15,303 shares of our Class A Common Stock owned by Mr. J. Murphy.

(17)
Includes 14,595 shares of our Class A Common Stock owned by Ms. Wade.

(18)
Includes 12,781 shares of our Class A Common Stock owned by Mr. Wunning.

52 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

(19)
Includes (i) 426,957 options issued to Mr. Brady that are vested or will vest within 60 days, (ii) 283,649 LP Units held by Mr. Brady, (iii) 11,292 shares of our Class A Common Stock owned by Mr. Brady, and (iv) 6,852 warrants issued to Mr. Brady at the time of our IPO.

(20)
Includes (i) 266,376 options issued to Mr. Harris that are vested or will vest within 60 days, (ii) 86,466 shares of our Class A Common Stock owned by Mr. Harris, and (iii) 332,699 LP Units and (iv) 60,000 shares of our Class A Common Stock held by The Harris Family 2014 Trust fbo Michael J. Harris and The Harris Family 2014 Trust fbo Cameron I.J. Harris, trusts for which Mr. Harris' spouse serves as trustee and as to which Mr. Harris could be deemed to have beneficial ownership.

(21)
Includes (i) 260,162 options issued to Mr. Evans that are vested or will vest within 60 days, (ii) 78,525 LP Units held by Mr. Evans, and (iii) 18,156 shares of our Class A Common Stock owned by Mr. Evans.

(22)
Includes (i) 7,440 options issued to Mr. D. Murphy that are vested or will vest within 60 days, (ii) 59,042 LP Units held by Mr. D. Murphy and (ii) 11,964 shares of our Class A Common Stock owned by Mr. D. Murphy and 1,873 shares owned by his minor child.

(23)
Includes 51,236 shares of our Class A Common Stock held by Mr. Watson.

(24)
Includes (i) 1,872,536 options that are vested or will vest within 60 days, (ii) 1,630,467 LP Units, (iii) 63,723 warrants issued at the IPO and (iv) 508,706 shares of our Class A Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during the fiscal year ended December 29, 2018, our officers, directors, and greater-than-10% stockholders timely filed all reports required by Section 16(a) of the Exchange Act, with the exception of one Form 4 that was inadvertently filed late on December 10, 2018 to report the purchase of Class A Common Stock by Brian J. Harris on December 4, 2018.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 53

USERS' GUIDE

Attending the Annual Meeting of Stockholders

WHO CAN ATTEND THE ANNUAL MEETING?

You are entitled to attend the Annual Meeting on Wednesday, May 22, 2019 only if you were a Summit Materials stockholder at the close of business on March 25, 2019, or you hold a valid proxy. No cameras, recording equipment, laptops, tablets, cellular telephones, smartphones, or other similar equipment, electronic devices, large bags, briefcases or packages will be permitted, and security measures will be in effect to provide for the safety of attendees.

You will need proof of ownership of Summit stock to enter the meeting. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement and a "legal proxy" from the bank, brokerage firm or other nominee that hold your shares. Everyone will be required to present a valid picture ID.

You can find directions to the Annual Meeting at investors.summit-materials.com/FinancialDocs.

HOW CAN I ACCESS THE ANNUAL MEETING WEBSITE?

All stockholders can visit the Annual Meeting website at www.proxyvote.com. On our Annual Meeting website, you can vote your proxy, submit questions in advance of the Annual Meeting, view a live video webcast of the Annual Meeting, access copies of our Proxy Statement and Annual Report and other information about Summit Materials, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SUMMIT MATERIALS, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 22, 2019

THIS NOTICE, OUR PROXY STATEMENT, AND OUR COMBINED ANNUAL REPORT AND ANNUAL REPORT ON
FORM 10-K FOR THE YEAR ENDED DECEMBER 29, 2018 ARE AVAILABLE AT WWW.PROXYVOTE.COM

Who Can Vote and How

WHO IS ENTITLED TO VOTE?

You are entitled to vote at the Annual Meeting on Wednesday, May 22, 2019 only if you were a Summit Materials stockholder of record of our Class A Common Stock and Class B Common Stock (each such designation having par value $0.01 per share) at the close of business on March 25, 2019.

On that date, we had 112,062,463 shares of Class A Common Stock outstanding and entitled to vote and 99 shares of Class B Common Stock outstanding and entitled to vote. Holders of shares of our Class A Common Stock and Class B Common Stock vote together as a single class on all matters on which stockholders are entitled to vote generally (except as may be required by law).

Each share of Class A Common Stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. All of the shares of our outstanding Class B Common Stock are currently held by our pre-IPO investors, including certain members of management or their family trusts that directly hold LP Units. A holder of Class B Common Stock is entitled, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes that is equal to the aggregate number of LP Units held by such holder. As of the record date, the total number of LP Units to which the voting power of the Class B Common Stock relates was 3,197,766.

54 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

A majority of the voting power of Class A Common Stock and Class B Common Stock entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting.

HOW DO I VOTE?

We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting.

Vote your shares as follows. In all cases, have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form in hand and follow the instructions.

  •
  Vote by Internet.  Visit www.proxyvote.com 24/7 to vote by internet using your computer.

  •
  Vote by Telephone.  Stockholders of record can call toll-free 800-690-6903 24/7 to vote. For beneficial stockholders, please see the voting instruction form 24/7 to vote.

  •
  Vote by Mail.  If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope.

We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that, after you register, access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.

CAN I CHANGE MY VOTE?

If you own common stock of record, you may change your vote at any time before the polls close at the Annual Meeting. You can do this by:

  •
  Voting again by Internet or telephone prior to 11:59 p.m. Eastern Time on May 21, 2019;

  •
  Signing another proxy card with a later date and returning it prior to the Annual Meeting; or

  •
  Voting again during the Annual Meeting.

A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the Annual Meeting.

WHO COUNTS THE VOTES?

We have hired Broadridge Financial Solutions, Inc. to count the votes represented by proxies and cast by ballot, and Broadridge Financial Solutions, Inc. has been appointed to act as Inspector of Election.

WHEN WILL THE VOTING RESULTS BE ANNOUNCED?

We will announce the preliminary voting results during the Annual Meeting. We will report the final results on our website and in a Current Report on Form 8-K filed with the SEC within four days following the meeting.

WILL MY VOTE BE CONFIDENTIAL?

All stockholder proxies, ballots and tabulations that identify stockholders will be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and to allow the inspectors of election to certify the results of the vote.

Business Taking Place at the Annual Meeting

WHICH PROPOSALS ARE BEING VOTED ON AT THE ANNUAL MEETING?
  •
  The election of each of the three nominees to the Board named herein;

  •
  The ratification of the appointment of our independent registered public accounting firm; and

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 55

  •
  The approval, on a nonbinding advisory basis, of the compensation of our NEOs as disclosed in this Proxy Statement.

WHICH PROPOSALS ARE "ROUTINE" AND WHICH ARE "NON-ROUTINE"?

The ratification of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 28, 2019 is the only routine matter to be presented at the Annual Meeting. The other two matters—the election of three Board of Director nominees and the approval of the compensation of our named executive officers—are non-routine and brokers will not be allowed to vote on these proposals without specific voting instructions from beneficial owners. We do not expect any additional matters will be brought before the Annual Meeting. However, if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

With respect to the election of directors, a nominee for director shall be elected to the Board by a plurality of the votes cast in respect of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality vote requirement means that the director nominees with the greatest number of votes cast "FOR", even if it is less than a majority, will be elected. You may vote "FOR" or "WITHHOLD" with respect to each nominee. A withhold vote in the election of directors will have the same effect as an abstention. Neither a withhold vote nor a broker non-vote will affect the outcome of the election of directors.

The affirmative vote of a majority of the voting power of common stock present in person or represented by proxy and entitled to vote on the matter is required to ratify the appointment of KPMG as our independent registered public accounting firm and to approve, on a nonbinding advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement. You may vote "FOR," "AGAINST," or "ABSTAIN" with respect to these matters. For these matters, abstentions are not counted as affirmative votes but are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote "against" the matter. Broker non-votes, if any, will have no effect on the outcome of these matters.

Proxies

WHO IS SOLICITING MY PROXY?

The Board of Summit Materials is soliciting your proxy to vote at the 2019 Annual Meeting of Stockholders.

HOW CAN I REVOKE MY PROXY?

You can revoke your proxy by sending written notice of revocation to our Chief Legal Officer & Secretary at Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202, by May 21, 2019.

WHAT IS THE COST OF THIS PROXY SOLICITATION?

The Company will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies. Solicitation may be made by our directors, officers, and employees by mail, email, telephone, or in person. Those individuals will receive no additional compensation for solicitation activities. We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies, who will receive a fee of $20,000, plus reasonable out of pocket costs and expenses, for its services. Broadridge will distribute proxy materials to banks, brokers, and other nominees for forwarding to beneficial owners and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials.

Getting Our Proxy Statement and Annual Report

HOW CAN I ACCESS PROXY MATERIALS ONLINE?

This Proxy Statement, the accompanying proxy card, and our 2018 Annual Report are being made available to stockholders online at www.proxyvote.com.

Instead of mailing printed copies of these materials, we will send some of our stockholders a Notice of Internet Availability of Proxy Materials ("Notice"). If you received a Notice and would prefer to receive a paper copy of our proxy materials, follow the instructions included in the Notice to update your preferences. If you elect to receive our future proxy materials electronically, you will receive access to those materials via e-mail unless and until you elect otherwise.

56 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

WHY DID MY HOUSEHOLD RECEIVE A SINGLE SET OF PROXY MATERIALS?

SEC rules permit us to deliver a single copy of our 2018 Annual Report and Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This benefits both you and Summit Materials, as it eliminates duplicate mailings and reduces our printing and mailing costs. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by phone at 1-866-540-7095, online at www.proxyvote.com, or by writing to Summit Materials, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you hold your stock in street name, you may receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings on request. You may need to contact your broker directly if you want to discontinue duplicate mailings to your household. You can also register to receive all future stockholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery directly with their bank, brokerage firm, or other nominee. Electronic delivery of stockholder communications helps save the Company money by reducing printing and postage costs.

Future Shareholder Proposals and Nominations

RULE 14A-8 SHAREHOLDER PROPOSAL

Under SEC rules, if you want us to include a proposal in our proxy statement for the 2020 Annual Meeting of Stockholders, you must submit it in writing to our Chief Legal Officer & Secretary at Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202, by December 6, 2019. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement.

PROXY ACCESS NOMINATIONS AND OTHER PROPOSALS/NOMINATIONS

Under our Bylaws, a shareholder wishing to bring director nominations or other business before an annual meeting is required to provide advance written notice to the Chief Legal Officer & Secretary of Summit Materials regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2020 Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws no earlier than January 23, 2020 and no later than February 22, 2020. However, if we hold the 2020 Annual Meeting more than 30 days before, or more than 70 days after, the anniversary of the 2019 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2020 Annual Meeting date, and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting date or the tenth day after public announcement of the 2020 Annual Meeting date. These advance notice provisions do not apply if the stockholder only seeks to include such matters in the proxy statement pursuant to Rule 14a-8.

If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. We also reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENTSUMMIT MATERIALS | 57

ANNEX A

RECONCILIATION OF NON-GAAP MEASURE TO GAAP

The table below reconciles our net income to Adjusted EBITDA for the year ended December 29, 2018 and December 30, 2017.

	Year ended

	December 29, 2018 ($)	December 30, 2017 ($)

Reconciliation of Net Income to Adjusted EBITDA
(dollars in thousands)

Net income	36,330	125,777

Interest expense	116,548	108,549

Income tax benefit	59,747	(283,977)

Depreciation, depletion and amortization	203,305	177,643

EBITDA	415,930	127,992

Accretion	1,605	1,875

Loss on debt financings	149	4,815

Tax receivable agreement expense	(22,684)	271,016

Gain on sale of business	(12,108)	—

Transaction costs	4,238	7,733

Non-cash compensation	25,378	21,140

Other	(6,247)	1,206

Adjusted EBITDA	406,261	435,777

58 | SUMMIT MATERIALS 2019 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote "FOR" the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Thomas W. Hill 02) Joseph S. Cantie 03) Anne M. Cooney The Board of Directors recommends you vote "FOR" proposals 2 and 3. 2. Nonbinding advisory vote on the compensation of our named executive officers for 2018. For 0 0 Against 0 0 Abstain 0 0 3. Ratification of the appointment of KPMG LLP as our independent auditors for 2019. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000412338_1 R1.0.1.18 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O SUMMIT MATERIALS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com SUMMIT MATERIALS, INC. Annual Meeting of Stockholders May 22, 2019 8:00 A.M. Eastern Daylight Time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Thomas W. Hill, Anne Lee Benedict, and Brian J. Harris, and each of them, each with full power of substitution, as proxies, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and/or Class B Common Stock of Summit Materials, Inc. (the "Company") that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M. Eastern Daylight Time on May 22, 2019, at the offices of Greenberg Traurig, 777 South Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted "FOR" all portions of items (1), (2), and (3); and in the proxies' discretion on any other matters coming before the meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side 0000412338_2 R1.0.1.18